                        CIT EQUIPMENT COLLATERAL 2000-1,
                                   as Issuer,

                                       and


                            THE CHASE MANHATTAN BANK,
            not in its individual capacity but solely in its capacity
                              as Indenture Trustee


                       -----------------------------------


                                    INDENTURE

                            Dated as of April 1, 2000


                       -----------------------------------

            $288,583,600 6.723024% Class A-1 Receivable-Backed Notes $144,291,800 Floating Rate Class A-2a Receivable-Backed Notes $144,291,800 Floating Rate Class A-2b Receivable-Backed Notes
          $187,959,055 Floating Rate Class A-3 Receivable-Backed Notes
               $93,030,239 7.58% Class A-4 Receivable-Backed Notes
                $11,391,458 7.54% Class B Receivable-Backed Notes
                $15,188,611 7.63% Class C Receivable-Backed Notes $18,985,762 8.09% Class D Receivable-Backed Notes

                                TABLE OF CONTENTS

                                                                                                            Page
                                                                                                            ----
ARTICLE ONE   DEFINITIONS AND INCORPORATION BY REFERENCE.....................................................2
     Section 1.01   Definitions..............................................................................2
     Section 1.02   Incorporation by Reference of Trust Indenture Act........................................8
     Section 1.03   Rules of Construction....................................................................9

ARTICLE TWO   THE NOTES ....................................................................................10
     Section 2.01   Form ...................................................................................10
     Section 2.02   Execution, Authentication and Delivery..................................................10
     Section 2.03   Temporary Notes.........................................................................11
     Section 2.04   Registration; Registration of Transfer and Exchange; Transfer Restriction...............11
     Section 2.05   Mutilated, Destroyed, Lost or Stolen Notes..............................................13
     Section 2.06   Persons Deemed Owner....................................................................14
     Section 2.07   Payment of Principal and Interest; Defaulted Interest...................................14
     Section 2.08   Cancellation............................................................................15
     Section 2.09   Book-Entry Notes........................................................................16
     Section 2.10   Notices to Clearing Agency..............................................................17
     Section 2.11   Definitive Notes........................................................................17
     Section 2.12   Release of Collateral...................................................................17
     Section 2.13   Tax Treatment...........................................................................17
     Section 2.14   Additional Class A-2b Notes.............................................................18

ARTICLE THREE   COVENANTS; REPRESENTATIONS AND WARRANTIES...................................................19
     Section 3.01   Payment of Principal and Interest.......................................................19
     Section 3.02   Maintenance of Office or Agency.........................................................19
     Section 3.03   Money for Payments to be Held in Trust..................................................19
     Section 3.04   Existence...............................................................................21
     Section 3.05   Protection of Collateral................................................................21
     Section 3.06   [Reserved]..............................................................................22
     Section 3.07   Performance of Obligations; Servicing of Contracts......................................22
     Section 3.08   Negative Covenants......................................................................23
     Section 3.09   Issuer May Consolidate, etc. Only on Certain Terms......................................23
     Section 3.10   Successor or Transferee.................................................................25
     Section 3.11   No Other Business.......................................................................25
     Section 3.12   No Borrowing............................................................................25
     Section 3.13   Notice of Events of Default.............................................................25
     Section 3.14   Further Instruments and Acts............................................................26
     Section 3.15   Compliance with Laws....................................................................26
     Section 3.16   Amendments of Trust Agreement...........................................................26
     Section 3.17   Removal of Administrator................................................................26
     Section 3.18   Representations and Warranties of Issuer................................................26


     Section 3.19   Enforcement of Class A-2 Swap Agreement and Class A-3
                      Swap Agreement........................................................................27

ARTICLE FOUR   SATISFACTION AND DISCHARGE...................................................................28
     Section 4.01   Satisfaction and Discharge of Indenture.................................................28
     Section 4.02   Application of Trust Money..............................................................29
     Section 4.03   Repayment of Moneys Held by Paying Agent................................................29
     Section 4.04   Release of Collateral...................................................................29

ARTICLE FIVE   REMEDIES ....................................................................................30
     Section 5.01   Events of Default.......................................................................30
     Section 5.02   Rights Upon Event of Default; Notice....................................................31
     Section 5.03   Collection of Indebtedness and Suits for Enforcement by Indenture Trustee;
                         Authority of Indenture Trustee.....................................................31
     Section 5.04   Remedies................................................................................34
     Section 5.05   Optional Preservation of the Contracts..................................................34
     Section 5.06   Priorities..............................................................................35
     Section 5.07   Limitation of Suits.....................................................................35
     Section 5.08   Unconditional Rights of Noteholders to Receive Principal and Interest...................36
     Section 5.09   Restoration of Rights and Remedies......................................................36
     Section 5.10   Rights and Remedies Cumulative..........................................................36
     Section 5.11   Delay or Omission Not a Waiver..........................................................36
     Section 5.12   Control by Noteholders..................................................................36
     Section 5.13   Waiver of Past Defaults.................................................................37
     Section 5.14   Undertaking for Costs...................................................................37
     Section 5.15   Waiver of Stay or Extension Laws........................................................37
     Section 5.16   Action on Notes.........................................................................38
     Section 5.17   Performance and Enforcement of Certain Obligations......................................38
     Section 5.18.   Class A-2a Events of Default...........................................................38

ARTICLE SIX   THE INDENTURE TRUSTEE.........................................................................40
     Section 6.01   Duties of Indenture Trustee.............................................................40
     Section 6.02   Rights of Indenture Trustee.............................................................41
     Section 6.03   Individual Rights of Indenture Trustee..................................................42
     Section 6.04   Indenture Trustee's Disclaimer..........................................................42
     Section 6.05   Notice of Defaults......................................................................43
     Section 6.06   Reports by Indenture Trustee to Holders.................................................43
     Section 6.07   Compensation and Indemnity..............................................................43
     Section 6.08   Replacement of Indenture Trustee........................................................44
     Section 6.09   Successor Indenture Trustee by Merger...................................................45
     Section 6.10   Appointment of Co-Indenture Trustee or Separate Indenture Trustee.......................45
     Section 6.11   Eligibility.............................................................................47
     Section 6.12   Preferential Collection of Claims Against Issuer........................................47
     Section 6.13   Representations and Warranties of Indenture Trustee.....................................47


     Section 6.14   Execution of Transaction Documents......................................................48

ARTICLE SEVEN   NOTEHOLDERS' LISTS AND REPORTS..............................................................49
     Section 7.01   Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders..................49
     Section 7.02   Preservation of Information: Communication to Noteholders...............................49
     Section 7.03   Reports by Issuer.......................................................................49
     Section 7.04   Reports by Indenture Trustee............................................................50

ARTICLE EIGHT   ACCOUNTS, DISBURSEMENTS AND RELEASES........................................................51
     Section 8.01   Collection of Money.....................................................................51
     Section 8.02   Trust Accounts..........................................................................51
     Section 8.03   General Provisions Regarding Accounts...................................................53
     Section 8.04   Release of Collateral...................................................................54
     Section 8.05   Opinion of Counsel......................................................................54

ARTICLE NINE   SUPPLEMENTAL INDENTURES......................................................................56
     Section 9.01   Supplemental Indentures Without Consent of Noteholders..................................56
     Section 9.02   Supplemental Indentures With Consent of Noteholders.....................................57
     Section 9.03   Execution of Supplemental Indentures....................................................59
     Section 9.04   Effect of Supplemental Indenture........................................................59
     Section 9.05   Conformity With Trust Indenture Act.....................................................59
     Section 9.06   Reference in Notes to Supplemental Indentures...........................................59

ARTICLE TEN   REDEMPTION AND OPTIONAL PURCHASE OF NOTES.....................................................60
     Section 10.01   Redemption.............................................................................60
     Section 10.02   Form of Redemption Notice..............................................................60
     Section 10.03   Notes Payable on Redemption Date.......................................................61
     Section 10.04   Optional Purchase of Class D Notes by Depositor........................................61
     Section 10.05   Form of Purchase Notice................................................................61
     Section 10.06   Class D Notes to be Purchased on Purchase Date.........................................62

ARTICLE ELEVEN   MISCELLANEOUS..............................................................................64
     Section 11.01   Compliance Certificates and Opinions, etc..............................................64
     Section 11.02   Form of Documents Delivered to Indenture Trustee.......................................65
     Section 11.03   Acts of Noteholders....................................................................66
     Section 11.04   Notices................................................................................67
     Section 11.05   Notices to Noteholders; Waiver.........................................................67
     Section 11.06   Alternate Payment and Notice Provisions................................................68
     Section 11.07   Effect of Headings and Table of Contents...............................................68
     Section 11.08   Successors and Assigns.................................................................68
     Section 11.09   Separability...........................................................................68
     Section 11.10   Benefits of Indenture..................................................................68
     Section 11.11   Legal Holidays.........................................................................68
     Section 11.12   Governing Law..........................................................................68
     Section 11.13   Counterparts...........................................................................68


     Section 11.14   Recording of Indenture.................................................................69
     Section 11.15   Trust Obligation.......................................................................69
     Section 11.16   No Petition............................................................................69
     Section 11.17   Inspection.............................................................................69
     Section 11.18   Conflict with Trust Indenture Act......................................................70
     Section 11.19   Communication by Noteholders With Other Noteholders....................................70
     Section 11.20   Amendment of Cash Collateral Account Agreement.........................................70
     Section 11.21   Amendment of Class A-2 Swap Agreement..................................................71
     Section 11.22   Amendment of Class A-3 Swap Agreement..................................................71

                                    EXHIBITS
Exhibit A-1           Form of Class A-1 Note...............................................................A-1-1
Exhibit A-2a          Form of Class A-2a Note.............................................................A-2a-1
Exhibit A-2b          Form of Class A-2b Note.............................................................A-2b-1
Exhibit A-3           Form of Class A-3 Note...............................................................A-3-1
Exhibit A-4           Form of Class A-4 Note...............................................................A-4-1
Exhibit B             Form of Class B Note...................................................................B-1
Exhibit C             Form of Class C Note...................................................................C-1
Exhibit D             Form of Class D Note...................................................................D-1
Exhibit E             RESERVED...............................................................................E-1
Exhibit F             Form of Note Assignment................................................................F-1
Exhibit G             Form of Note Depository Agreement......................................................G-1
Exhibit H             Form of Class A-2b Note Transferee Letter..............................................H-1

                              CROSS-REFERENCE TABLE

Trust Indenture
Act of 1939                              Indenture
Section                                  Section
-------                                  ---------
310(a)                                   6.11
310(b)                                   6.11
310(c)                                   N.A.
311(a)                                   6.12
311(b)                                   6.12
311(c)                                   N.A.
312(a)                                   7.01, 7.02
312(b)                                   7.02
312(c)                                   7.02
313(a)                                   7.04
313(b)                                   7.04
313(c)                                   7.04
314(a)                                   7.03
314(b)                                   3.05, 7.03
314(c)                                   11.01
314(d)                                   11.01
314(e)                                   11.01
314(f)                                   N.A.
315(a)                                   6.01
315(b)                                   6.05
315(c)                                   6.01
315(d)                                   6.01
315(e)                                   5.14
316(a)                                   2.07, 5.04
316(b)                                   9.02
316(c)                                   N.A.
317(a)                                   5.03
317(b)                                   3.03
318(a)                                   11.18

     This Indenture, dated as of April 1, 2000 (this "Indenture"), is between CIT Equipment Collateral 2000-1, a Delaware business trust (the `"Issuer") and The Chase Manhattan Bank, in its capacity as indenture trustee (the "Indenture Trustee") and not in its individual capacity.

     Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Issuer's 6.723024% Class A-1 Receivable-Backed Notes (the "Class A-1 Notes"), Floating Rate Class A-2a Receivable-Backed Notes (the "Class A-2a Notes"), Floating Rate Class A-2b Receivable-Backed Notes (the "Class A-2b Notes" and, together with the Class A-2a Notes, the "Class A-2 Notes"), Floating Rate Class A-3 Receivable-Backed Notes (the "Class A-3 Notes"), 7.58% Class A-4 Receivable-Backed Notes (the "Class A-4 Notes"), 7.54% Class B Receivable-Backed Notes (the "Class B Notes"), 7.63% Class C Receivable-Backed Notes (the "Class C Notes"), and 8.09% Class D Receivable-Backed Notes (the "Class D Notes"); and, together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes, the "Notes"):

                                 GRANTING CLAUSE

     The Issuer hereby grants, transfers, assigns and otherwise conveys to the Indenture Trustee on the Closing Date, on behalf of and for the benefit of the Holders of the Notes, without recourse, all of the Issuer's right, title and interest in and to (i) the Contracts and the related Transferred Assets, (ii) all general intangibles, accounts and chattel paper, (iii) the rights of the Issuer under the Pooling and Servicing Agreement, (iv) the Class A Principal Account, the Class A-2a Funding Account, the Collection Account, the Note Distribution Account, the Cash Collateral Account and any other security or deposit account maintained by the Issuer with the Indenture Trustee or any Qualified Institution, including, without limitation, all cash and cash equivalents, investment property, Financial Assets, Security Entitlements, or other Eligible Investments and all other securities and other assets now or hereafter deposited in or credited to any such account, and all income from the investment of the funds in such accounts, together with any successor or replacement accounts, (v) all Security Entitlements of the Issuer in any and all of the foregoing, and (vi) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including, without limitation, all proceeds of the conversion of any of the foregoing, voluntary or involuntary, into cash or other property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any and all proceeds of the foregoing (collectively, the "Collateral").

     The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction and all other sums owing by the Issuer hereunder or under any other Transaction Document, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

     The Indenture Trustee, as Indenture Trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Holders of the Notes may be adequately and effectively protected.

                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

     Section 1.01 Definitions

     (a) Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture.

     "Act" shall have the meaning specified in Section 11.03(a).

     "Administration Agreement" means the Administration Agreement, dated as of the date hereof, among the Administrator, the Issuer, the Trust Depositor and the Indenture Trustee.

     "Administrator" means AT&T Capital Corporation or any successor Administrator under the Administration Agreement.

     "Authorized Officer" means, with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

     "Book Entry Notes" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.09.

     "Business Day" means any day other than a Saturday, Sunday or other day on which banking institutions in the cities of Livingston, New Jersey, or New York, New York are authorized or obligated by law, executive order or governmental decree to be closed.

     "Class" means all Notes whose form is identical except for variation in denomination, principal amount or owner.

     "Class A-2a Event of Default" shall have the meaning specified in Section 5.01(b).

     "Class A-2a Shortfall" shall have the meaning specified in Section 8.02(g).

     "Class A-2b Note Transferee Letter" shall have the meaning specified in
Section 2.04.

     "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Collateral" means the Collateral as defined in the Granting Clause hereof.

     "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered which office at date of the execution of this Indenture is located at Capital Markets Fiduciary Services, 450 West 33rd Street, 14th Floor, New York, New York 10001-2697; or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Issuer).

     "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

     "Definitive Notes" shall have the meaning specified in Section 2.09.

     "DTC" means The Depository Trust Company, and its successors.

     "Eligible Deposit Account" means either (a) a segregated account with a Qualified Institution, or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its short-term credit rating categories which signifies investment grade.

     "Entitlement Order" has the meaning specified in Section 8-102(a)(8) of the UCC.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Event of Default" shall have the meaning specified in Section 5.01.

     "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

     "Financial" means Newcourt Financial USA Inc., a Delaware corporation.

     "Financial Asset" has the meaning specified in Section 8-102(a)(9) of the UCC.

     "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "Holder" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency) and with respect to a Definitive Note the Person in whose name a Note is registered on the Note Register.

     "Indenture Securities" means the Notes.

     "Indenture Security Holder" means a Noteholder.

     "Indenture Trustee" means The Chase Manhattan Bank, as Indenture Trustee under this Indenture, or any successor Indenture Trustee under this Indenture.

     "Indenture Trustee Documents" shall have the meaning ascribed to such term in Section 6.13(a) hereof.

     "Independent" means, when used with respect to any specified Person, that the Person (i) is in fact independent of the Issuer, any other obligor upon the Notes, the Trust Depositor, Financial and any of their respective Affiliates,
(ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, Financial or any of their respective Affiliates, and (iii) is not connected with the Issuer, any such other obligor, Financial or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

     "Interest Rate" means, as the context may require, the Class A-1 Interest Rate, the Class A-2a Interest Rate, Class A-2b Interest Rate, the Class A-3 Interest Rate, the Class A-4 Interest Rate, the Class B Interest Rate, the Class C Interest Rate and the Class D Interest Rate, or any of them, in each case as defined in the Pooling and Servicing Agreement.

     "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

     "Majority in Interest" has the same meaning given the term Required Holders in the Pooling and Servicing Agreement.

     "Note Depository Agreement" means the agreement dated as of the Closing Date, among the Issuer, the Administrator, the Indenture Trustee and DTC, as the initial Clearing Agency, relating to the Notes, substantially in the form of Exhibit G hereto.

     "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.04.

     "Noteholder" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency) and with respect to a Definitive Note the Person in whose name a Note is registered on the Note Register.

     "Officer's Certificate" means a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, and delivered to, the Indenture Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

     "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee and which shall comply with any applicable requirements of Section 11.01, and shall be in form and substance satisfactory to the Indenture Trustee.

     "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

          (a) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

          (b) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee, has been made); and

          (c) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

     provided, however, that in determining whether the Holders of the requisite Outstanding Amount have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Transaction Document, Notes owned by the Issuer, any other obligor upon the Notes, the Trust Depositor, Financial or any of their respective Affiliates shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Trust Depositor, Financial or any of their respective Affiliates.

     "Outstanding Amount" means the aggregate principal amount of all Notes of one Class or of all Classes, as the case may be, Outstanding at the date of determination.

     "Owner Trustee" means Allfirst Financial Center National Association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor trustee under the Trust Agreement.

     "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 and is authorized by the Issuer to make the distributions from the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

     "Payment Date" means the twentieth (20th) day (or if any such date is not a Business Day, then on the next succeeding Business Day) of each calendar month commencing May 22, 2000.

     "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement, dated as of the date hereof, among the Issuer, the Trust Depositor, Financial and the Servicer.

     "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and for the purpose of this definition, any Note authenticated and delivered under Section 2.05 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

     "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

     "Record Date" means, with respect to any Payment Date, the Business Day immediately preceding such Payment Date; provided, however, that with any Definitive Note the Record Date shall be the last Business Day of the month preceding the month in which such Payment Date occurs.

     "Redemption Date" means in the case of a redemption of the Notes pursuant to Section 10.01(a) or a payment to Noteholders pursuant to Section 10.01(b), the Payment Date specified by the Servicer or the Issuer pursuant to Section 10.01(a) or 10.01(b), as the case may be.

     "Redemption Date Amount" means (i) in the case of a redemption of the Notes pursuant to Section 10.01(a), an amount equal to the unpaid principal amount of the Notes redeemed plus accrued and unpaid interest thereon at the Interest Rate for each Class of Notes being so redeemed to but excluding the Redemption Date, or (ii) in the case of a payment made to Noteholders pursuant to Section 10.01(b), the amount on deposit in the Note Distribution Account, but not in excess of the amount specified in clause (i) above.

     "Registered Holder" means the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

     "Responsible Officer" means, with respect to the Indenture Trustee, any officer within the Corporate Trust Office (or any successor group of the Indenture Trustee), including any Vice President, assistant secretary or other officer or assistant officer of the Indenture Trustee customarily performing functions similar to those performed by the people who at such time shall be officers, respectively, or to whom any corporate trust matter is referred at the Corporate Trust Office of the Indenture Trustee because of his knowledge of and familiarity with the particular subject and, in each case, having direct responsibility for the administration of the Indenture.

     "Security Entitlement" has the meaning specified in Section 8-102(a)(17) of the UCC.

     "State" means any one of the 50 states of the United States, or the District of Columbia or any of its territories.

     "Termination Date" means the date on which the Indenture Trustee shall have received payment and performance of all amounts and obligations which the Issuer may owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes.

     "Transferred Assets" shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

     "Trust Agreement" means the Amended and Restated Trust Agreement, dated as of the date hereof, between the Trust Depositor and the Owner Trustee.

     "Trust Certificate" means the Equity Certificate of the Issuer substantially in the form of Exhibit B to the Trust Agreement.

     "Trust Depositor" means NCT Funding Company, L.L.C., a Delaware limited liability company.

     "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended.

     "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

     (b) Except as otherwise specified herein or as the context may otherwise require, capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

     Section 1.02 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "Commission" means the Securities and Exchange Commission.

     "indenture securities" means the Notes.

     "indenture security holder" means a Noteholder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Indenture Trustee.

     "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

     Section 1.03 Rules of Construction. Unless the context otherwise requires:

     (i) a term has the meaning assigned to it;

     (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

     (iii) "or" is not exclusive;

     (iv) "including" means including without limitation;

     (v) words in the singular include the plural and words in the plural include the singular.

     (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns; and

     (vii) the words "hereof," "herein" and "hereunder" and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture; Section, subsection and Schedule references contained in this Indenture are references to Sections, subsections and Schedules in or to this Indenture unless otherwise specified.

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                                      -9-

                                   ARTICLE TWO

                                    THE NOTES

     Section 2.01 Form. The Notes, in each case together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth as Exhibits to this Indenture with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits hereto are part of the terms of this Indenture.

     Section 2.02 Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile. Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     The Indenture Trustee shall, upon receipt of an Issuer Order, authenticate and deliver for original issue (i) Class A-1 Notes in an aggregate principal amount of $288,583,600, (ii) Class A-2a Notes in an aggregate principal amount of $144,291,800, (iii) Class A-2b Notes in an aggregate principal amount of $144,291,800, (iv) Class A-3 Notes in an aggregate principal amount of $187,959,055, (v) Class A-4 Notes in an aggregate principal amount of $93,030,239, (vi) Class B Notes in an aggregate principal amount of $11,391,458,
(vii) Class C Notes in an aggregate principal amount of $15,188,611, and (viii) Class D Notes in an aggregate principal amount of $18,985,762. The aggregate principal amount of such Classes of Notes Outstanding at any time may not exceed such respective amounts, except as otherwise provided in Section 2.05.

     Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples of $1,000 in excess thereof or in such other denomination as shall be necessary.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     Section 2.03 Temporary Notes. Pending the preparation of Book-Entry Notes or Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

     If temporary Notes are issued, the Issuer will cause Book-Entry Notes or Definitive Notes to be prepared without unreasonable delay. After the preparation of Book-Entry Notes or Definitive Notes, the temporary Notes shall be exchangeable for Book-Entry Notes or Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the Holder. Upon surrender for cancellation of any one or more Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like tenor and principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Book-Entry Notes or Definitive Notes.

     Section 2.04 Registration; Registration of Transfer and Exchange; Transfer Restriction. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

     If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and the amounts and number of such Notes.

     Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denominations, of a like aggregate principal amount.

     At the option of the Holder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

     All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located in the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require.

     No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.03 not involving any transfer.

     The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

     Neither the Indenture Trustee nor the Registrar shall have any responsibility to monitor or restrict the transfer of beneficial ownership in any Note an interest in which is transferable through the facilities of the Clearing Agency.

     Notwithstanding the foregoing, prior to the Class A-2a Maturity Date, the Class A-2b Notes may not be transferred without the prior written consent of the Trust Depositor.

     No transfer, sale, pledge or other disposition of any Class A-2b Note or any interest therein shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable state securities laws or is made in a transaction that does not require such registration or qualification. Until such time as the Class A-2b Notes shall be registered pursuant to a registration statement filed under the Securities Act, the Class A-2b Notes shall bear a legend to the effect set forth in the preceding sentence.

     In the event that registration of a transfer of a Class A-2b Note or any interest therein is to be made in reliance upon the exemption from registration under the Securities Act contained in Rule 144A, such transfer shall be made only to a Qualified Institutional Buyer which is aware that the transfer of such Class A-2b Note is being made in reliance on Rule 144A and is acquiring such Class A-2b Note for its own account or for the account of a Qualified

Institutional Buyer, as the case may be, and such transferee shall be deemed to have represented that the foregoing is true and correct and that such transferee understands that such Class A-2b Note has not been and will not be registered under the Securities Act and may not be reoffered, resold, pledged or otherwise transferred except (A) to a person who such transferee reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A and (B) in accordance with all applicable securities laws of the states of the United States.

     In the event that registration of a transfer of a Class A-2b Note or any interest therein is to be made in reliance upon an exemption from registration under the Securities Act (other than the exemption from registration contained in Rule 144A) and applicable state securities laws in order to assure compliance with the Securities Act, the transferor or the transferee shall deliver to the Indenture Trustee, the Trust Depositor, the Trust and the Servicer an Opinion of Counsel (which may be internal counsel) that such transfer may be made pursuant to an exemption from the Securities Act (other than the exemption from registration contained in Section 3(a)(2) thereof).

     The Holder of a Class A-2b Note desiring to effect a transfer of such Class A-2b Note shall, and does hereby agree to, indemnify the Indenture Trustee, the Trust Depositor, the Trust and the Servicer against any liability that may result if such transfer is not so exempt or is not made in accordance with such federal and state laws.

     Neither the Servicer, the Note Registrar, the Trust nor the Indenture Trustee is obligated to register the Class A-2b Notes under the Securities Act or under any state securities laws.

                  Prospective transferors of Class A-2b Notes and prospective transferees of Class A-2b Notes that are Qualified Institutional Buyers buying Class A-2b Notes in reliance upon Rule 144A may request from the Servicer information regarding the Trust and the Trust assets. Within five (5) Business Days of any such request, the Servicer shall deliver to any such prospective transferor or transferee (i) a copy of each Monthly Report delivered to Noteholders since the first Payment Date pursuant to Section 9.01, (ii) copies of the Pooling and Servicing Agreement and this Indenture as well as information relating to the Trust Depositor, the Servicer, the Contracts, the Pooling and Servicing Agreement and this Agreement substantially in the form of the Prospectus dated June 19, 1999 and the Prospectus Supplement relating to the Notes, dated May 3, 2000 and (iii) such other information as may be required to comply with Rule 144A and any interpretation thereof.

     As a condition to the registration of any transfer of any Class A-2b Note, the prospective transferee shall deliver to the Note Registrar and the Indenture Trustee a certificate substantially in the form attached hereto as Exhibit H (a "Class A-2b Note Transferee Letter") or shall supply other evidence to the same effect satisfactory to the Servicer.

     Section 2.05 Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by them to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its written request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

     Upon the issuance of any replacement Note under this Section, the Issuer or the Indenture Trustee may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Note Registrar) connected therewith.

     Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     Section 2.06 Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee, and any of their respective agents may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee nor any of their respective agents shall be affected by notice to the contrary.

     Section 2.07 Payment of Principal and Interest; Defaulted Interest.

     (a) Each Class of Notes shall accrue interest at the related Interest Rate, and such interest shall be payable on each Payment Date, subject to Section
3.01. Any installment of
interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided, however, that, unless and until Definitive Notes have been issued pursuant to Section 2.11, with respect to Notes registered on the applicable Record Date in the name of the nominee of the Clearing Agency (initially, Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by such nominee; provided, further, however, that payment shall be made by wire transfer in immediately available funds to the account designated to the Note Registrar by the Person in whose name the Class A-2b Notes (or one or more Predecessor Notes) is registered on the Record Date, and except for the final installment of principal payable with respect to such Note on a Payment Date or on the related final Payment Date, as the case may be (and except for the Redemption Price for any Note called for redemption pursuant to
Section 10.01(a)), which shall be payable as provided below.

     (b) The principal of each Note shall be payable on each Payment Date to the extent provided in the form of the related Note set forth as an Exhibit hereto. Notwithstanding the foregoing, (i) the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, unless the Required Holders have waived such Event of Default in the manner provided in Section 5.02, and (ii) the Class A-2a Notes shall be due and payable, if not previously paid, on the date on which a Class A-2a Event of Default shall have occurred and be continuing. All principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Indenture Trustee shall, to the extent practicable, notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed within five Business Days of receipt of notice of termination of the Trust pursuant to
Section 9.01(c) of the Trust Agreement and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.02.

     (c) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest at the applicable Interest Rate to the extent lawful. The Issuer may pay such defaulted interest to the Persons who are Noteholders on any Payment Date in the manner and to the extent provided in the Pooling and Servicing Agreement.

     (d) All payments to be made by the Issuer under this Indenture shall be made only from the income and proceeds from the Collateral and only to the extent that the Issuer shall have sufficient income or proceeds from the Collateral to enable the Issuer to make payments in accordance with the terms hereof. The Indenture Trustee is not personally liable for any amounts payable under this Indenture, except as expressly provided herein.

     Section 2.08 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture

Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

     Section 2.09 Book-Entry Notes. The Notes (other than the Class A-2b Notes), upon original issuance, will be issued in the form of a typewritten Note or Notes representing the Book-Entry Notes, to be delivered to DTC, the initial Depository, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Noteholder of such Notes will receive a Definitive Note representing such Noteholder's interest in such Note, except as provided in Section 2.11. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Noteholders pursuant to Section 2.11:

     (a) the provisions of this Section shall be in full force and effect;

     (b) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Noteholders;

     (c) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

     (d) the rights of Noteholders shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Noteholders and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Note Depository Agreement, unless and until Definitive Notes are issued pursuant to Section 2.11, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

     (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the Outstanding Amount, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Noteholders and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee in a form reasonably acceptable to the Indenture Trustee.

     Section 2.10 Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Noteholders pursuant to Section 2.11, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders to the Clearing Agency, and shall have no obligation to the Noteholders.

     Section 2.11 Definitive Notes. With respect to the Classes of Notes, if
(i)(A) the Administrator advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities as described in the Note Depository Agreement, and (B) the Indenture Trustee or the Administrator is unable to locate a qualified successor, (ii) the Administrator at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, or (iii) after the occurrence of an Event of Default, Holders of Notes (other than the Class A-2b Notes) representing not less than 66 2/3% of the Outstanding Amount of such Class of Notes advise the Indenture Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the related Noteholders, then the Indenture Trustee shall notify all Noteholders of the related Class or Classes of Notes, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Notes of the related Class of Notes to Noteholders requesting the same. Upon surrender to the Indenture Trustee of the Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes of a Class, the Indenture Trustee shall recognize the holders of the Definitive Notes as Noteholders hereunder.

     The Indenture Trustee shall not be liable if the Indenture Trustee or the Administrator is unable to locate a qualified successor Clearing Agency. Definitive Notes shall be prepared at the expense of the Servicer and shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

     The Issuer shall execute and the Indenture Trustee shall authenticate the Class A-2b Notes as Definitive Notes.

     Section 2.12 Release of Collateral. The Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request stating that all conditions precedent under the Transaction Documents to such release and Section 11.01 hereof have been satisfied, accompanied by an Officer's Certificate.

     Section 2.13 Tax Treatment. The Issuer and the purchasers of the Notes intend, and will take all actions consistent with the intention, that the Notes be treated as indebtedness which is solely secured by the assets of the Trust for all federal, state, local, and foreign income and franchise tax purposes and that, pursuant to Treasury Regulations
Section 301.7701-3(b)(1)(ii) as in effect for periods after January 1, 1997, the Trust be disregarded as a separate entity from the Trust Depositor for federal income tax purposes. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

     Section 2.14 Additional Class A-2b Notes. If the Principal Amount of the Class A-2b Notes shall be reduced pursuant to Section 7.05(f) of the Pooling and Servicing Agreement, the Issuer shall, upon receipt of written direction from the Trust Depositor, execute additional Class A-2b Notes in an aggregate principal amount as specified by the Trust Depositor in such written direction, not to exceed the Principal Amount of the Class A-2b Notes so reduced pursuant to Section 7.05(f) of the Pooling and Servicing Agreement, and execute and deliver an Issuer Order to the Indenture Trustee. The Indenture Trustee shall, upon receipt of an Issuer Order, authenticate and deliver for original issue additional Class A-2b Notes in an aggregate principal amount as specified in such Issuer Order. Subject to Section 8.02 hereof, the additional Class A-2b Notes so issued hereunder shall be entitled to all amounts and all of the benefits otherwise accorded to the original Class A-2b Notes issued pursuant to
Section 2.02 of this Indenture; provided, however, that on or prior to the Class A-2a Maturity Date, such additional Class A-2b Notes shall only be entitled to an amount equal to the Investment Earnings on amounts on deposit in the subaccount of the Class A-2a Funding Account (as opposed to the entire Class A-2a Funding Account) established by the Indenture Trustee pursuant to Section 7.01(g) as its Class A-2b Monthly Interest Distributable Amount.


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                                      -18-

                                  ARTICLE THREE

                    COVENANTS; REPRESENTATIONS AND WARRANTIES

     Section 3.01 Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, subject to Section 8.02(c), the Issuer will cause to be deposited into the Note Distribution Account amounts allocated pursuant to Section 7.05 of the Pooling and Servicing Agreement, and cause to be distributed all such amounts on a Payment Date as deposited therein (i) for the benefit of the Class A-1 Notes, to the Class A-1 Noteholders, (ii) for the benefit of the Class A-2a Notes, to the Class A-2a Noteholders, (iii) for the benefit of the Class A-2b Notes, to the Class A-2b Noteholders, (iv) for the benefit of the Class A-3 Notes, to the Class A-3 Noteholders, (v) for the benefit of the Class A-4 Notes, to the Class A-4 Noteholders, (vi) for the benefit of the Class B Notes, to the Class B Noteholders, (vii) for the benefit of the Class C Notes, to the Class C Noteholders and (viii) for the benefit of the Class D Notes, to the Class D Noteholders, in each case as further specified herein. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

     Section 3.02 Maintenance of Office or Agency. The Issuer will maintain in New York, New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

     Section 3.03 Money for Payments to be Held in Trust. As provided in Section 8.02, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account and the Note Distribution Account pursuant to Section 8.02(b) shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent (pursuant to the written instructions of the Servicer), and no amounts so withdrawn from the Collection Account and the Note Distribution Account for payments of Notes shall be paid over to the Issuer except as provided in the Pooling and Servicing Agreement.

     On or before the Business Day immediately preceding each Payment Date and Redemption Date, upon written notice and instruction from the Servicer, the Indenture Trustee shall withdraw from the Collection Account and deposit or cause to be deposited in the Note Distribution Account, to the extent available, an aggregate sum sufficient to pay the amounts then becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto and

(unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure to so act.

     The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

     (a) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

     (b) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

     (c) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

     (d) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

     (e) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and upon receipt of an Issuer Request shall be deposited by the Indenture Trustee in the Collection Account; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to or for the account of the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

     Section 3.04 Existence. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Collateral.

     Section 3.05 Protection of Collateral. The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Indenture Trustee on behalf of the Noteholders to be prior to all other liens (other than Permitted Liens) in respect of the Collateral, and the Issuer shall take all actions necessary to obtain and maintain, for the benefit of the Indenture Trustee on behalf of the Noteholders, a first lien on and a first priority, perfected security interest in the Collateral (subject to Permitted Liens). The Issuer will from time to time execute, deliver and file all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, all as prepared by the Servicer and delivered to the Issuer, and will take such other action necessary or advisable to:

     (a) Grant more effectively all or any portion of the Collateral;

     (b) maintain or preserve the lien and security interest (and the priority thereof) created by this Indenture or carry out more effectively the purposes hereof;

     (c) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

     (d) enforce any of the Collateral;

     (e) preserve and defend title to the Collateral and the rights of the Indenture Trustee and the Noteholders in such Collateral against the claims of all persons and parties; and

     (f) pay all taxes or assessments levied or assessed upon the Collateral when due.

     The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute all financing statements, continuation statements or other instruments prepared by and at the expense of the Servicer required to be executed pursuant to this Section.

     Section 3.06 [Reserved].

     Section 3.07 Performance of Obligations; Servicing of Contracts.

     (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in the Transaction Documents or such other instrument or agreement.

     (b) The Issuer may contract with other Persons to assist it in performing its duties and obligations under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate shall be deemed to be action taken by the Issuer. The Indenture Trustee shall not be responsible for the action or inaction of such Persons, the Servicer or the Administrator. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

     (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Transaction Documents and in the instruments and agreements included in the Collateral, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Pooling and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Transaction Document or any provision thereof without the consent of the Indenture Trustee, acting, if required by the terms of the Transaction Documents, at the direction of the Required Holders.

     (d) If the Issuer shall have knowledge of the occurrence of a Servicer Default, the Issuer shall promptly notify the Indenture Trustee and each Rating Agency thereof. Upon any termination of the Servicer's rights and powers pursuant to the Pooling and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee. As soon as a Successor Servicer is appointed, the Issuer shall notify the Indenture Trustee and the Rating Agencies of such appointment (to the extent such party has not already been notified pursuant to the Pooling and Servicing Agreement), specifying in such notice the name and address of such Successor Servicer.

     (e) The Issuer agrees that it will not waive timely performance or observance by the Servicer or Financial of their respective duties under the Transaction Documents if the effect thereof would adversely affect the Holders of the Notes.

     Section 3.08 Negative Covenants. Until the Termination Date, the Issuer shall not:

     (a) except as expressly permitted by the Transaction Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Collateral, unless directed to do so by the Indenture Trustee at the request of the Required Holders;

     (b) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Collateral; or

     (c) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenant; or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof (other than Permitted Liens), (C) permit the lien created by this Indenture not to constitute a valid first priority (other than with respect to Permitted Liens) security interest in the Collateral, or (D) amend, modify or fail to comply with the provisions of the Transaction Documents without the prior written consent of the Indenture Trustee acting at the direction of the Required Holders, except where the Transaction Documents allow for amendment or modification without the consent or approval of the Indenture Trustee; or

     (d) dissolve or liquidate in whole or in part.

     Section 3.09 Issuer May Consolidate, etc. Only on Certain Terms.

     (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

          (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form and substance satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each other Transaction Document on the part of the Issuer to be performed or observed, all as provided herein;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

          (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Indenture Trustee to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder or the Equity Certificateholder;

          (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

          (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (v) above or that no such actions will be taken) each stating that such consolidation or merger and such supplemental indenture comply with this Article Three and that all conditions precedent herein provided for relating to such transaction have been complied with; and

          (vii) the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (A) greater than zero and (B) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

     (b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Collateral, to any Person (except as expressly permitted by the Transaction Documents), unless:

          (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer shall (A) be a United States citizen or a Person organized and existing under the laws of the United States or any State,
     (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form and substance satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each other Transaction Document on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes and (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer and the Indenture Trustee against and from any loss, liability or expense arising under or related to this Indenture and the Notes;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

          (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Indenture Trustee to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder or the Equity Certificateholder;

          (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

          (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (v) above or that no such actions will be taken) each stating that such conveyance or transfer and such supplemental indenture comply with this Article Three and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filings required by Exchange Act); and

          (vii) the Issuer has a net worth, immediately after such conveyance or transfer, that is (A) greater than zero and (B) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

     Section 3.10 Successor or Transferee.

     (a) Upon any consolidation or merger of the Issuer in accordance with
Section 3.09(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with same effect as if such Person has been named as the Issuer herein.

     (b) Upon a conveyance or transfer of all or substantially all the assets or properties of the Issuer in accordance with Section 3.09(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee stating that the Issuer is to be so released.

     Section 3.11 No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Contracts in the manner contemplated by this Indenture and the other Transaction Documents and activities incidental thereto.

     Section 3.12 No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes and (ii) any other Indebtedness permitted by or arising under the other Transaction Documents. The proceeds of the Notes and the Equity Certificate shall be used exclusively to fund the Issuer's purchase of the Contracts and the other assets specified in the Pooling and Servicing Agreement, to fund the Cash Collateral Account and to pay the transactional expenses of the Issuer.

     Section 3.13 Notice of Events of Default. The Issuer agrees to give the Indenture Trustee, the Class A-2 Swap Counterparty, the Class A-3 Swap Counterparty and each

Rating Agency prompt written notice of each Event of Default hereunder, a Class A-2a Event of Default hereunder and of a Servicer Default under the Pooling and Servicing Agreement.

     Section 3.14 Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     Section 3.15 Compliance with Laws. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other Transaction Document.

     Section 3.16 Amendments of Trust Agreement. The Issuer shall not agree to any amendment to Section 11.01 of the Trust Agreement to eliminate the requirements thereunder that the Indenture Trustee or the Holders of the Notes consent to amendments thereto as provided therein.

     Section 3.17 Removal of Administrator. So long as any Notes are issued and outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

     Section 3.18 Representations and Warranties of Issuer. The Issuer represents and warrants as follows:

     (a) Power and Authority. It has full power, authority and legal right to execute, deliver and perform its obligations as Issuer under this Indenture, the Pooling and Servicing Agreement, the Notes, the Cash Collateral Account Agreement, the Administration Agreement, the Class A-2 Swap Agreement and the Class A-3 Swap Agreement (the foregoing documents, the "Issuer Documents").

     (b) Due Authorization; Binding Obligation. The execution and delivery of the Issuer Documents and the consummation of the transactions provided for therein have been duly authorized by all necessary action on its part. Issuer Documents constitute the legal, valid and binding obligation of the Issuer enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

     (c) No Conflict. The execution and delivery of the Issuer Documents, the performance of the transactions contemplated thereby and the fulfillment of the terms thereof will not conflict with, result in any breach of any of the materials terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Issuer is a party or by which it or any of its property is bound.

     (d) No Violation. The execution and delivery of the Issuer Documents, the performance of the transactions contemplated thereby and the fulfillment of the terms thereof will not conflict with or violate, in any material respect, any Requirements of Law applicable to the Issuer.

     (e) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or any Governmental Authority required in connection with the execution and delivery of the Issuer Documents, the performance of the transactions contemplated thereby and the fulfillment of the terms thereof have been obtained.

     (f) Location. The Issuer has its chief executive office and place of business (as such terms are used in Article 9 of the UCC) in Millsboro, Delaware. The Issuer agrees that it will not change the location of such office to a location outside of Millsboro, Delaware, without at least thirty (30) days prior written notice to Financial, the Servicer, the Indenture Trustee and the Rating Agencies.

     Section 3.19 Enforcement of Class A-2 Swap Agreement and Class A-3 Swap Agreement. The Issuer will maintain the Class A-2 Swap Agreement and the Class A-3 Swap Agreement and will diligently enforce its rights thereunder and will not voluntarily consent to or permit any rescission of or, except as permitted by Section 11.20 hereof, consent to any amendment to or otherwise take any action under or in connection with the Class A-2 Swap Agreement or the Class A-3 Swap Agreement which in any manner will adversely affect the rights of the Holders of the Class A-2 or Class A-3 Notes from time to time.

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                                      -27-

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

          Section 4.01 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.01, 3.03, 3.04, 3.05, 3.07, 3.08, 3.10, 3.12, 3.13, 3.15 and 3.16, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Article VI and the obligations of the Indenture Trustee under Section 4.02) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

          (A) either

               1. all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.05 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

               2. all Notes not theretofore delivered to the Indenture Trustee for cancellation

               (i)   have become due and payable, or

               (ii) will become due and payable at the applicable Maturity Date within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States (which will mature prior to the date such amounts are payable), in trust in an Eligible Deposit Account (which shall be the Collection Account or Note Distribution Account) for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Note not theretofore delivered to the Indenture Trustee for cancellation when due to the final scheduled Payment Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.01(a)), as the case may be;

               (B) the Issuer has paid or performed or caused to be paid or performed all amounts and obligations which the Issuer may owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes;

               (C) all amounts payable to the Class A-2 Swap Counterparty under the Class A-2 Swap Agreement have been paid;

               (D) all amounts payable to the Class A-3 Swap Counterparty under the Class A-3 Swap Agreement have been paid; and

               (E) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of
     Section 11.01(a) and, subject to Section 11.02, stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and the Rating Agency Condition has been satisfied.

          Section 4.02 Application of Trust Money. All moneys deposited with the Indenture Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Pooling and Servicing Agreement or required by law.

          Section 4.03 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

          Section 4.04 Release of Collateral. The Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate and an Opinion of Counsel and Independent Certificates in accordance with TIA 'SS''SS' 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

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                                      -29-

                                  ARTICLE FIVE

                                    REMEDIES

          Section 5.01 Events of Default.

          "Events of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) failure to pay on any Payment Date the full amount of accrued interest on any Note, which failure continues unremedied for five (5) or more calendar days after such Payment Date, provided that a default in the payment of interest on the Class A-2 or Class A-3 Notes due entirely to the failure of the respective Class A-2 or Class A-3 Swap Counterparty to make a required payment under the respective Class A-2 or Class A-3 Swap Agreement shall not constitute a default under this clause;

          (b) failure to pay the then outstanding principal amount of any Note, if any, on its related Maturity Date; except that any failure to pay the then outstanding principal amount of any Class A-2a Note on the Class A-2a Maturity Date shall not be an Event of Default, but shall be a "Class A-2a Event of Default" (provided that failure to pay the Class A-2a Notes on the Class A-2b Maturity Date shall constitute an Event of Default);

          (c) failure on the part of the Issuer or the Trust Depositor to observe or perform any covenants or agreements of such entity set forth in the Pooling and Servicing Agreement or the Indenture, which failure has a material adverse effect on the Noteholders and which continues unremedied for a period of sixty (60) calendar days after written notice;

          (d) any representation or warranty made by the Issuer or the Trust Depositor in the Pooling and Servicing Agreement or the Indenture or any information required to be given by the Trust Depositor to the Indenture Trustee to identify the Contracts proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of (sixty) 60 days after written notice and as a result of which the interests of the Noteholders are materially and adversely affected; provided, however, that an Event of Default shall not be deemed to occur thereunder if Financial has repurchased the related Contracts through the Trust Depositor during such period in accordance with the provisions of the Pooling and Servicing Agreement and the Purchase and Sale Agreement;

          (e) the occurrence of an Insolvency Event relating to the Trust Depositor or the Issuer; or

          (f) the Issuer becomes an "investment company" within the meaning of the Investment Company Act of 1940, as amended.


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


          Section 5.02 Rights Upon Event of Default; Notice.

          If an Event of Default referred to in subparagraph (e) of Section 5.01 has occurred, then and in every such case the unpaid principal of the Notes, together with interest accrued but unpaid thereon, and all other amounts due to the Noteholders under the Indenture, shall immediately and without further act become due and payable. If any other Event of Default has occurred, the Required Holders by written notice to the Indenture Trustee may require the Indenture Trustee to, or the Indenture Trustee may without such notice, declare by written notice to the Issuer (with a copy to the Trust Depositor and each Rating Agency) that the unpaid principal of the Notes together with interest accrued but unpaid thereon, and all other amounts due to the Noteholder under the Indenture shall immediately and without further act become due and payable.

          In the case of any event described in clause (a), (b), (c), (d) or (f) above, an Event of Default with respect to the Notes shall not be deemed to have occurred if the Required Holders waive such Event of Default pursuant to a written notice to the Issuer, Indenture Trustee and the Servicer. In the event a Responsible Officer of the Indenture Trustee has actual knowledge of an Event of Default, it shall give written notice thereof to the Trust Depositor, Financial, the Servicer, the Owner Trustee and the Rating Agencies. The Indenture Trustee shall not be deemed to have notice of an Event of Default unless it shall have received a written notice pursuant to this Section 5.02 or a Responsible Officer has actual knowledge of an Event of Default.

          If an Insolvency Event relating to the Trust Depositor occurs, pursuant to the Trust Agreement and the Pooling and Servicing Agreement, on the day of such Insolvency Event, the Trust Depositor shall promptly give notice in writing to the Indenture Trustee of the Insolvency Event, the Indenture Trustee shall, following receipt of such notice, notify the Noteholders in writing of such Insolvency Event and the Indenture Trustee shall, unless notified to the contrary in writing by the Required Holders within 30 days after the Indenture Trustee's so notifying them, promptly act pursuant to and in accordance with the terms thereof to sell, dispose of or otherwise liquidate the Collateral in a commercially reasonable manner and on commercially reasonable terms. The proceeds from any such sale, disposition or liquidation of Contracts shall be deposited in the Collection Account and allocated as described in the Pooling and Servicing Agreement and herein.

          Promptly following its receipt of notice hereunder or under any other Transaction Document of any Event of Default, the Indenture Trustee shall send a copy thereof to the Issuer, the Class A-2 Swap Counterparty, the Class A-3 Swap Counterparty and each Rating Agency.

          Section 5.03 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee; Authority of Indenture Trustee.

          (a) The Issuer covenants that if the Notes are accelerated following the occurrence of an Event of Default, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Interest Rate and in addition thereto such further amount as shall be sufficient to cover costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

          (b) The Indenture Trustee following the occurrence of an Event of Default, shall have full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Collateral.

          (c) If an Event of Default occurs, the Indenture Trustee may in its discretion (except as provided in Section 5.03(d)), and shall at the direction of the Required Holders, proceed to protect and enforce its rights and the rights of the Noteholders, by appropriate Proceedings to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

          (d) Notwithstanding anything to the contrary contained in this Indenture if an Event of Default shall have occurred, and if the Issuer fails to perform its obligations under Section 10.01(b) when and as due, the Indenture Trustee may in its discretion, and shall at the direction of the Required Holders, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings to protect and enforce any such rights, whether for specific performance of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law, provided that the Indenture Trustee shall only be entitled to take any such actions to the extent such actions (i) are taken only to enforce the Issuer's obligations to redeem the principal amount of Notes, and (ii) are taken only against the Collateral, any investments therein and any proceeds thereof.

          (e) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

               (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture

     Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

               (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

               (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

               (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

          (f) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or compensation affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

          (g) All rights of action and of asserting claims under this Indenture or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

          (h) In any Proceedings brought by the Indenture Trustee (including any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee


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


shall be held to represent all of the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

          Section 5.04 Remedies. If an Event of Default shall have occurred the Indenture Trustee (subject to Section 5.05) may, and shall (subject to Section 6.02) if so directed by the Required Holders in writing:

          (a) institute Proceedings in its own name and as or on behalf of a trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

          (b) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

          (c) exercise any remedies of a secured party under the UCC and any other remedy available to the Indenture Trustee and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee on behalf of the Noteholders under this Indenture or the Notes; and

          (d) direct the Owner Trustee to sell the Collateral or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Collateral following an Event of Default, other than an Event of Default described in Section 5.01(a) or (b), unless (A) the Holders of 100% of the Principal Amount of the Notes consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest and all amounts due under the Class A-2 Swap Agreement and the Class A-3 Swap Agreement or (C) the Indenture Trustee determines that the Collateral will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee provides prior written notice to each Rating Agency and obtains the consent of the Required Holders. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee may, but need not, obtain at the expense of the Servicer and rely upon an opinion of an Independent investment banking or an Independent Certificate from an accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose; provided, however, upon the occurrence of an Event of Default described in Section 5.01(e), caused solely from an event described in such subparagraph occurring with respect to the Trust Depositor, the Collateral will be liquidated by the Indenture Trustee and the Trust will be terminated 90 days after the date of such Insolvency Event, unless, before the end of such 90-day period, the Indenture Trustee shall have received written instructions from the Required Holders, to the effect that such Required Holders disapprove of the liquidation of such Collateral and termination of such Trust.

          Section 5.05 Optional Preservation of the Contracts. Following an Event of Default and except as otherwise provided above, the Indenture Trustee may, but need not, at the


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


expense of the Servicer elect to maintain possession of the Collateral. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal and interest on the Notes. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain at the expense of the Servicer and rely upon an opinion of an Independent investment banking or Independent Certificate of an accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

          Section 5.06 Priorities.

          (a) If the Indenture Trustee collects any money or property pursuant to this Article Five, it shall remit the money or property in the order and priority set forth in Section 7.05(c) of the Pooling and Servicing Agreement.

          (b) The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

          Section 5.07 Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (and in all events subject to Section 11.16):

          (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

          (b) the Holders of not less than 25% of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

          (c) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

          (d) the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

          (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty (60) day period by the Holders of a majority of the Outstanding Amount of the Notes, voting together as a single class.

          It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.


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


          In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

          Section 5.08 Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provisions in the Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

          Section 5.09 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

          Section 5.10 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 5.11 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

          Section 5.12 Control by Noteholders. The Required Holders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee (in all events subject to Section 6.02(f)); provided that:

          (a) such direction shall not be in conflict with any rule of law or with any other provision of this Indenture;

          (b) subject to the terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Collateral shall be by the Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes;

          (c) if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Collateral pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Collateral shall be of no force and effect; and

          (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

          Notwithstanding the rights of Noteholders set forth in this Section, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability.

          Section 5.13 Waiver of Past Defaults. In the case of any waiver of an Event of Default, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto. Upon any such waiver, such Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, for every purpose of this Indenture.

          Section 5.14 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (i) any suit instituted by the Indenture Trustee, (ii) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (iii) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

          Section 5.15 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantages of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


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


          Section 5.16 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee under this Article V shall be applied in accordance with
Section 7.05(c) of the Pooling and Servicing Agreement.

          Section 5.17 Performance and Enforcement of Certain Obligations.

          (a) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Trust Depositor and the Servicer as applicable, of each of their obligations to the Issuer under or in connection with the Pooling and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Pooling and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Trust Depositor or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Trust Depositor or the Servicer of each of their obligations under the Pooling and Servicing Agreement.

          (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing, including facsimile) of the Required Holders shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Trust Depositor or the Servicer under or in connection with the Pooling and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Trust Depositor or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Pooling and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

          Section 5.18. Class A-2a Events of Default.

          (a) If a Class A-2a Event of Default shall have occurred, the unpaid Principal Amount of the Class A-2a Notes shall automatically become due and payable at par together with all accrued and unpaid interest thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Issuer.

          (b) If a Class A-2a Event of Default occurs and is continuing, the Indenture Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Issuer for the whole amount of principal and interest remaining unpaid. In exercising its rights and obligations under this Section 5.18, the Indenture Trustee, if directed in writing by all of the Class A-2a Noteholders, shall sell the rights to receive the interest and principal due to the Class A-2a Noteholders pursuant to Section 7.05 of the Pooling and Servicing Agreement to a third party and neither the Indenture Trustee nor any Class A-2a Noteholder shall have any rights against the Issuer other than such sale.

          (c) Any money collected by the Indenture Trustee pursuant to this Section following such a sale following a Class A-2a Event of Default, and any moneys that may then be held or thereafter received by the Indenture Trustee for the benefit of the Class A-2a Notes shall be applied in the following order, at the date or dates fixed by the Indenture Trustee, upon representation of the Class A-2a Notes and surrender thereof:

          first to the payment of all costs and expenses of collection incurred by the Indenture Trustee and the Class A-2a Noteholders (including the reasonable fees and expenses of any counsel to the Indenture Trustee and the Class A-2a Noteholders); and

          second (i) to the payment of all accrued and unpaid interest on the Principal Amount of the Class A-2a Notes, and (ii) to the payment of the Principal Amount of the Class A-2a Notes.


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                                      -39-

                                   ARTICLE SIX

                              THE INDENTURE TRUSTEE

          Section 6.01 Duties of Indenture Trustee.

          (a) If an Event of Default has occurred, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and in the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) Except upon and after the occurrence of an Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge.

               (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

               (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the factual statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture and the other Transaction Documents to which the Indenture Trustee is a party. If any such instrument is found not to conform in any material respect to the requirements of this Indenture or the other Transaction Documents to which the Indenture Trustee is a party, the Indenture Trustee shall notify the Noteholders of such instrument in the event that the Indenture Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

          (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (i)  this paragraph does not limit the effect of Section 6.01(b);

               (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or other officers of the Indenture Trustee unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12 or any written direction of the Required Holders.

          (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b) and (c) of this Section.

          (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

          (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Pooling and Servicing Agreement.

          (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (h) The Indenture Trustee shall have no discretionary duties other than those explicitly set forth in this Indenture.

          (i) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this section and to the provisions of the TIA.

               Without limiting the generality of this Section 6.01, the Indenture Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Indenture or any Transaction Document or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof,
     (B) to see to any insurance, or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Collateral.

          Section 6.02 Rights of Indenture Trustee.

          (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate (with respect to factual matters), advice of counsel or an Opinion of Counsel, as applicable. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate, advice of counsel or Opinion of Counsel.

          (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by the Indenture Trustee with due care.

          (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

          (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (f) The Indenture Trustee shall, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture in a manner consistent with Section 6.01; provided, however, that the Indenture Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Holders of Notes, pursuant to the provisions of this Indenture, unless such Holders of Notes shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby.

          (g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless so requested by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture or the Pooling and Servicing Agreement, the Indenture Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Indenture Trustee, shall be reimbursed by the Person making such request upon demand.

          (h) The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

          Section 6.03 Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee is required to comply with Section 6.11.

          Section 6.04 Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Collateral or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the

Notes, and it shall not be responsible for any statement of the Issuer in the Transaction Documents or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

          Section 6.05 Notice of Defaults. If a Default occurs and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of the Default within ninety (90) days after it occurs. A Default shall be known to a Responsible Officer of the Indenture Trustee if a Responsible Officer of the Indenture Trustee has actual knowledge of such Default or has received notice thereof pursuant to Section
5.02. In the absence of such knowledge or notice, the Indenture Trustee may conclusively assume that there is no default. Except in the case of an Event of Default in payment of principal of or interest on any Note (including payments pursuant to the redemption of such Notes), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

          Section 6.06 Reports by Indenture Trustee to Holders. The Indenture Trustee shall deliver to each Noteholder such information, including without limitation, IRS Form 1099, as may be required to enable such holder to prepare its federal and state income tax returns.

          Section 6.07 Compensation and Indemnity. The Issuer shall pay or shall cause the Administrator or Servicer to pay to the Indenture Trustee from time to time reasonable compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall or shall cause the Administrator or Servicer to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify or shall cause the Administrator or Servicer to indemnify the Indenture Trustee and its officers, directors, employees and agents against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder and under the other Transaction Documents. The Indenture Trustee shall notify the Issuer, the Servicer and the Administrator promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer, the Servicer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder. The Issuer shall defend or shall cause the Administrator or Servicer to defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay or shall cause the Administrator or Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Administrator or Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith. The parties hereto agree and acknowledge that, notwithstanding anything to the contrary, all payments required to be made pursuant to this
Section 6.07 shall not be made from the Trust Assets; provided, however, if an Event of Default has occurred, payments required to be made pursuant to this
Section 6.07, to the extent unpaid, shall be paid in accordance with Section 5.06; provided, further, that any payments required to be made pursuant to this
Section 6.07, if unpaid, shall not constitute a general recourse claim against the Issuer. Anything in this Indenture or any other Transaction Documents to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

          The Issuer's, Servicer's and Administrator's payment obligations to the Indenture Trustee pursuant to this Section shall survive the resignation and removal of the Indenture Trustee and the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in
Section 5.01(e) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

          Section 6.08 Replacement of Indenture Trustee. The Indenture Trustee may resign at any time by so notifying the Issuer and the Servicer. The Issuer may remove the Indenture Trustee if:

          (a) the Indenture Trustee fails to comply with Section 6.11;

          (b) a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs, provided any such decree or order shall have continued unstayed and in effect for a period of thirty (30) consecutive days;

          (c) the Indenture Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator or other similar official for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or

          (d) the Indenture Trustee otherwise becomes incapable of acting.

          If the Indenture Trustee resigns or is removed, the Issuer shall promptly appoint a successor Indenture Trustee.

          A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The Issuer or the successor Indenture Trustee shall mail a notice of its succession to Noteholders and the Rating Agencies. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

          If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

          If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

          Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to this Section and payment of all fees and expenses owed to the outgoing Indenture Trustee. Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the retiring Indenture Trustee shall be entitled to payment or reimbursement of such amounts as such Person is entitled pursuant to Section 6.07.

          Section 6.09 Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11.

          In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have. The Rating Agencies will be notified of any such merger or consolidation.

          Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

          (a) Notwithstanding any other provision of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee and the Administrator acting jointly shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-Indenture Trustee or co-Indenture Trustees, jointly with the Indenture Trustee, or separate

Indenture Trustee or separate Indenture Trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee and the Administrator may consider necessary or desirable. If the Administrator shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Indenture Trustee alone shall have the power to make such appointment. No co-Indenture Trustee or separate Indenture Trustee hereunder shall be required to meet the terms of eligibility of a successor Indenture Trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-Indenture Trustee or separate Indenture Trustee shall be required under
Section 6.08.

          (b) Every separate Indenture Trustee and co-Indenture Trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate Indenture Trustee or co-Indenture Trustee jointly (it being understood that such separate Indenture Trustee or co-Indenture Trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Indenture Trustee or co-Indenture Trustee, but solely at the direction of the Indenture Trustee;

               (ii) no Indenture Trustee hereunder shall be personally liable by reason of any act or omission of any other Indenture Trustee hereunder; and

               (iii) the Indenture Trustee and the Administrator may at any time accept the resignation of or remove any separate Indenture Trustee or co-Indenture Trustee.

          (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate Indenture Trustees and co-Indenture Trustees, as effectively as if given to each of them. Every instrument appointing any separate Indenture Trustee or co-Indenture Trustee shall refer to this Agreement and the conditions of this Article. Each separate Indenture Trustee and co-Indenture Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of co-appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee and a copy thereof given to the Administrator.

          (d) Any separate Indenture Trustee or co-Indenture Trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate Indenture Trustee or co-Indenture Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor Indenture Trustee. Notwithstanding anything to the contrary in this Indenture, the appointment of any separate Indenture Trustee or co-Indenture Trustee shall not relieve the Indenture Trustee of its obligations and duties under this Indenture.

          Section 6.11 Eligibility. The Indenture Trustee shall at all times satisfy the requirements of TIA 'SS' 310(a). The Indenture Trustee hereunder shall at all times be a financial institution organized and doing business under the laws of the United States of America or any state, authorized under such laws to exercise corporate trust powers, whose long term unsecured debt is rated at least Baa3 by Moody's and shall have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding system the aggregate combined capital and surplus of which is $50,000,000 and subject to supervision or examination by federal or state authority, provided that the Trustee's separate capital and surplus shall at all times be at least the amount required by Section 310(a)(2) of the TIA. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section 6.11, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.11, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.08. The Indenture Trustee shall comply with TIA 'SS' 310(b); provided, however, that there shall be excluded from the operation of TIA 'SS' 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA 'SS' 310(b)(1) are met.

          Section 6.12 Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA 'SS' 311(a), excluding any creditor relationship listed in TIA 'SS' 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA 'SS' 311(a) to the extent indicated.

          Section 6.13 Representations and Warranties of Indenture Trustee. The Indenture Trustee in its individual capacity and as Indenture Trustee represents and warrants as follows:

          (a) Organization and Corporate Power. It is a duly organized and validly existing New York banking corporation in good standing under the laws of each jurisdiction where its business so requires. It has full corporate power, authority and legal right to execute, deliver and perform its obligations as Indenture Trustee under this Indenture, the Administration Agreement and Cash Collateral Account Agreement (the foregoing documents, the "Indenture Trustee Documents") and to authenticate the Notes.

          (b) Due Authorization; Binding Obligation. The execution and delivery of the Indenture Trustee Documents, the consummation of the transactions provided for therein and the authentication of the Notes have been duly authorized by all necessary corporate action on its part, either in its individual capacity or as Indenture Trustee, as the case may be. The Indenture Trustee Documents constitute the legal, valid and binding obligation of the Indenture Trustee enforceable in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditor's rights generally and by the availability of equitable remedies.

          (c) No Conflict. The execution and delivery of the Indenture Trustee Documents, the performance of the transactions contemplated thereby and the fulfillment of the terms thereof (including the authentication of the Notes), will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed or trust, or other instrument to which the Indenture Trustee is a party or by which it or any of its property is bound.

          (d) No Violation. The execution and delivery of the Indenture Trustee Documents, the performance of the transactions contemplated thereby and the fulfillment of the terms thereof (including the authentication of the Notes), will not conflict with or violate, in any material respect, any Requirements of Law applicable to the Indenture Trustee.

          (e) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or any Governmental Authority applicable to the Indenture Trustee, required in connection with the execution and delivery of the Indenture Trustee Documents, the performance by the Indenture Trustee of the transactions contemplated thereby and the fulfillment by the Indenture Trustee of the terms thereof (including the authentication of the Notes), have been obtained.

          (f) Validity, Etc. Each Indenture Trustee Document constitutes a legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) or by an implied covenant of good faith and fair dealing.

          Section 6.14 Execution of Transaction Documents. The Issuer hereby requests and the Indenture Trustee agrees to execute and deliver the Indenture Trustee Documents.


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                                      -48-

                                  ARTICLE SEVEN

                         NOTEHOLDERS' LISTS AND REPORTS

          Section 7.01 Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee (i) not more than five days after the earlier of (a) each Record Date and (b) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date and (ii) at such other times as the Indenture Trustee may request in writing, within (thirty) 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

          Section 7.02 Preservation of Information: Communication to
Noteholders.

          (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section
7.01 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar and shall otherwise comply with TIA 'SS' 312(a). The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

          (b) Noteholders may communicate pursuant to TIA 'SS' 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

          (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA 'SS' 312(c).

          Section 7.03 Reports by Issuer.

          (a) The Issuer shall:

               (i) file with the Indenture Trustee, within fifteen (15) days after the Issuer or the Trust Depositor is required (if at all) to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer or Trust Depositor may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

               (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

               (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA 'SS' 313(c)) copies of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission;

               (iv) file with the Indenture Trustee reports in compliance with TIA'SS' 314(a) and TIA 'SS' 314(b).

          (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

          Section 7.04 Reports by Indenture Trustee. If required by TIA
'SS' 313(a), within sixty (60) days after January 31 beginning with January 31, 2001, the Indenture Trustee shall mail to each Noteholder as required by TIA 'SS' 313(c) a brief report dated as of such date that complies with TIA
'SS' 313(a). The Indenture Trustee also shall comply with TIA 'SS' 313(b).

          A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.


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                                      -50-

                                  ARTICLE EIGHT

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

          Section 8.01 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Pooling and Servicing Agreement. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article Five.

          Section 8.02 Trust Accounts.

          (a) On or prior to the Closing Date, the Indenture Trustee shall establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders and the Equity Certificateholder, the Trust Accounts as provided in Section 7.01 of the Pooling and Servicing Agreement.

          (b) The Indenture Trustee agrees that if it does not act as Securities Intermediary with respect to each of the Trust Accounts and does not have control of the Trust Accounts as set forth in Section 8-106(e) of the UCC, then notwithstanding anything else contained herein, the Indenture Trustee agrees that with respect to each of the Trust Accounts, the Indenture Trustee will cause each Securities Intermediary establishing such Trust Accounts to enter into an agreement whereby each such Securities Intermediary agrees that it will
(i) comply with Entitlement Orders relating to such Trust Account issued by the Indenture Trustee without further consent by the Issuer; (ii) credit all Trust Account Property or Eligible Investments to the applicable Trust Account; (iii) treat each item of property credited to such Trust Account as a Financial Asset;
(iv) not accept for credit to any Trust Account any Trust Account Property or Eligible Investment which is registered in the name of, or payable to the order of, or specially indorsed to, any person other than the Securities Intermediary unless it has been indorsed to such Securities Intermediary or is indorsed in blank and (v) such Securities Intermediary has agreed that it will waive any right of set-off unrelated to its fees for such Trust Account. The Indenture Trustee agrees that if it acts as Securities Intermediary with respect to a Trust Account, it will (i) credit all Trust Account Property or Eligible Investments to the applicable Trust Account; (ii) treat each item of property credited to such Trust Account as a Financial Asset; and (iii) not accept for credit to any Trust Account any Trust Account Property or Eligible Investment which is registered in the name of, or payable to the order of, or specially indorsed to, any person other than it unless it has been indorsed to it or is indorsed in blank.

          (c) On or before each Payment Date, all amounts required to be disbursed to the Indenture Trustee with respect to the preceding Collection Period pursuant to Section 7.05 of the Pooling and Servicing Agreement will be transferred from the Collection Account, Class A-2a Funding Account, Class A Principal Account and/or the Cash Collateral Account and deposited by the Indenture Trustee upon receipt to the Note Distribution Account.

          (d) On each Payment Date, the Indenture Trustee shall distribute all amounts on deposit in the Note Distribution Account to Noteholders in respect of the Notes to the extent of amounts due and unpaid on the Notes for principal and interest in the order and priority set forth in Section 7.05(b) or (c), as the case may be, of the Pooling and Servicing Agreement.

          (e) On the Class A-2a Maturity Date, prior to distributions pursuant to Section 7.05(c) of the Pooling and Servicing Agreement, the Indenture Trustee shall distribute to the Class A-2a Noteholders all amounts on deposit in the Class A-2a Funding Account (exclusive of Investment Earnings thereon).

          (f) If at any time there is a loss of principal on amounts on deposit in the Class A-2a Funding Account, the Principal Amount of the Class A-2b Notes shall be reduced by an amount equal to such principal loss. At any time thereafter, if such loss is subsequently recovered, (i) prior to the Class A-2a Maturity Date, such amounts shall be held on deposit in the Class A-2a Funding Account and the Principal Amount of the Class A-2b Notes shall be increased by such recovery amount, or (ii) on and after the Class A-2a Maturity Date, such recovery amount shall be applied first, to the Class A-2a Noteholders as a reduction of principal until the Principal Amount of the Class A-2a Notes has been reduced to zero and the Principal Amount of the Class A-2b Notes shall be increased by such recovery amount and then, to the Class A-2b Noteholders (without any reduction or increase in the Principal Amount of the Class A-2b Notes); provided, however, that if additional Class A-2b Notes are issued pursuant to Section 2.14 of this Indenture such amounts shall be distributed to the original Class A-2b Noteholders as a payment of principal without any reduction in the Principal Amount of the original Class A-2b Notes.

          (g) In the event that the foregoing provisions providing for the reduction of the Principal Amount of the Class A-2b Notes by an amount equal to the principal loss in the Class A-2a Funding Account (the "Class A-2a Shortfall") are not enforced, or are otherwise set aside or disregarded by a court of competent jurisdiction, the principal balance of the Class A-2b Notes shall be deemed junior and subordinate, in an amount equal to the Class A-2a Shortfall, to the claims and rights (including any rights with respect to interest on such subordinated amount, including post-petition interest, whether or not allowed as a claim in any bankruptcy or other insolvency proceeding) of all of the other Notes in right of payment and priority, notwithstanding any other term or provision of this Indenture or the Class A-2b Notes to the contrary. To give effect to this subordination, by acceptance of a Class A-2b Note the holder thereof agrees that, notwithstanding any other term or provision of the Indenture to the contrary:

          (i) during the existence and continuance of a Class A-2a Shortfall, the holders of the Class A-2b Notes shall not be entitled to receive any payment or other distribution on account of the Class A-2a Shortfall, and shall not be entitled to exercise any rights of subrogation or reimbursement with respect to the Class A-2a Shortfall, unless and until all other Notes have been indefeasibly paid in full in cash;

          (ii) the holders of the Class A-2b Notes shall not effect, and by accepting such Notes hereby irrevocably waive, any right to setoff, recoup or otherwise apply any obligations of such holder on deposit in the Class A-2a Funding Account to any of the Notes of any class held by them;

          (iii) the obligations and agreements set forth in this subsection (g) shall be enforceable in any bankruptcy, reorganization, receivership, liquidation or other insolvency proceeding of any kind of the Issuer, including without limitation, pursuant to any plan of reorganization of the Issuer in a chapter 11 case; and

          (iv) the provisions of this subsection (g) shall constitute a subordination agreement enforceable under Section 510(a) of the Bankruptcy Code.

          Section 8.03 General Provisions Regarding Accounts.

          (a) So long as no Default or Event of Default shall have occurred, all or a portion of the funds in the Trust Accounts shall be invested in accordance with the provisions of Section 7.03 of the Pooling and Servicing Agreement. Except as otherwise provided in Section 7.03 of the Pooling and Servicing Agreement, all income or other gain from investments of moneys deposited in the Collection Account and the Note Distribution Account shall be deposited by the Indenture Trustee in the Collection Account and the Note Distribution Account, as the case may be. All income or other gain resulting from investment of funds deposited in the Cash Collateral Account shall be retained therein until applied in accordance with the Cash Collateral Account Agreement. All income or other gain resulting from investment of funds deposited in the Class A Principal Account shall be deposited in the Collection Account. All income or other gain resulting from investment of funds deposited in the Class A-2a Funding Account shall be deposited in the Collection Account. Any loss resulting from such investments shall be charged to the related Trust Account. The Issuer will not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

          (b) Subject to Section 6.01(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as Indenture Trustee, in accordance with their terms.

          (c) If (i) the Issuer shall have failed to give written investment directions for any funds on deposit in the Trust Accounts to the Indenture Trustee by 11:00 a.m., New York City time (or such other time as may be agreed by the Issuer and Indenture Trustee), on any Business Day or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section
5.02 or (iii) if such Notes shall have been declared due and payable following an Event of Default, but amounts collected or receivable from the Collateral are being applied in accordance with Section 5.05 as if there had not been such a declaration, then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in Eligible Investments described in clause (vi) of the definition thereof in the Pooling and Servicing Agreement.

          Section 8.04 Release of Collateral.

          (a) Subject to the payment of its fees, expenses and indemnification pursuant to Section 6.07, the Indenture Trustee may, and when required by the provisions of this Indenture or the Pooling and Servicing Agreement shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

          (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to Section 6.07 have been paid and all Amounts due under the Class A-2 Swap Agreement and the Class A-3 Swap Agreement have been paid, release any remaining portion of the Collateral that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.04(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA as so stated in the Opinion of Counsel) Independent Certificates in accordance with TIA 'SS''SS' 314(c) and 314(d)(1) and in each case meeting the applicable requirements of Section 11.01.

          Section 8.05 Opinion of Counsel. The Indenture Trustee shall receive at least seven days prior written notice when requested by the Issuer to take any action pursuant to Section 8.04(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions for this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Collateral. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

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                                      -55-

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

          Section 9.01 Supplemental Indentures Without Consent of Noteholders.

          Without the consent of the Holders of any Notes and with prior notice to each Rating Agency, the Issuer and the Indenture Trustee, when authorized by an Issuer Order and upon receipt by the Indenture Trustee of an Opinion of Counsel, and the other parties hereto at any time from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

               (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien created by this Indenture, or to subject to the lien created by this Indenture additional property;

               (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

               (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

               (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

               (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or the Transaction Documents or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not adversely affect the interests of the Holders of the Notes;

               (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor Indenture Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one Indenture Trustee, pursuant to the requirements of Article Six;

               (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA; and

               (viii) to elect into the FASIT provisions of the Code, provided an Opinion of Counsel to the effect that such election will not adversely affect the Noteholders, is delivered to the Issuer and Indenture Trustee.

          The Indenture Trustee is hereby authorized to join in the exemption of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

          Section 9.02 Supplemental Indentures With Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order and upon receipt by the Indenture Trustee of an Opinion of Counsel, also may, with prior notice to each Rating Agency, and with the consent of a Majority in Interest, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

               (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Date Amount with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Collateral to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article Five, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

               (ii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

               (iii) modify or alter the provisions of the second proviso to the definition of the term "Outstanding";

               (iv) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to sell or liquidate the Collateral pursuant to Section 5.04 or amend the provisions of this Article which specify the percentage of the Outstanding Amount of the Notes required to amend this Indenture or the other Transaction Documents;

               (v) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this


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


     Indenture or the other Transaction Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby; or

               (vi) permit the creation of any lien ranking prior to or on a parity with the lien created by this Indenture with respect to any part of the Collateral or, except as otherwise permitted or contemplated herein, terminate the lien created by this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien created by this Indenture;

          provided, further, however, that no such supplemental indenture shall
(x) adversely affect the rights and obligations of the Class A-2 Swap Counterparty under the Class A-2 Swap Agreement (including, without limitation, the priority of payments owed to the Class A-2 Swap Counterparty under the Class A-2 Swap Agreement) without the written consent of the Class A-2 Swap Counterparty or (y) adversely affect the rights and obligations of the Class A-3 Swap Counterparty under the Class A-3 Swap Agreement (including, without limitation, the priority of payments owed to the Class A-3 Swap Counterparty under the Class A-3 Swap Agreement) without the written consent of the Class A-3 Swap Counterparty.

          Neither the Issuer, the Indenture Trustee nor any of their respective affiliates shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Noteholder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture, the Pooling and Servicing Agreement or the Notes unless such consideration is offered to be paid to all Noteholders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

          The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of the Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith as in reliance upon an Opinion of Counsel.

          It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          Promptly after the execution by the parties hereto of any supplemental indenture pursuant to this Section, the Issuer shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Promptly after the execution by the parties hereto of any supplemental indenture pursuant to this Section, the Issuer shall mail to the Class A-2 Swap Counterparty and the Class A-3 Swap Counterparty a copy of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.


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


          Section 9.03 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02 shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

          Section 9.04 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the parties hereto and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          Section 9.05 Conformity With Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

          Section 9.06 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee or the Issuer shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.


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                                      -59-

                                   ARTICLE TEN

                    REDEMPTION AND OPTIONAL PURCHASE OF NOTES

          Section 10.01 Redemption.

          (a) In the event that Financial pursuant to Section 7.08 of the Pooling and Servicing Agreement, purchases (through the Trust Depositor) the corpus of the Trust, the Notes are subject to redemption in whole, but not in part, on the Payment Date on which such repurchase occurs, for a purchase price equal to the outstanding principal, and accrued interest on the Notes (the "Redemption Price"); provided, however, that the Issuer has available funds sufficient to pay such amounts. Financial, the Servicer or the Issuer shall furnish each Rating Agency notice of such redemption. If the Notes are to be redeemed pursuant to this Section 10.01(a), the Servicer or the Issuer shall furnish notice of such election to the Indenture Trustee not later than twenty
(20) days prior to the Redemption Date and the Issuer shall deposit with the Indenture Trustee in the Note Distribution Account the Redemption Price of the Notes to be redeemed whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.02 to each Holder of the Notes.

          (b) In the event that the assets of the Trust are sold pursuant to
Section 9.02 of the Trust Agreement or Section 5.03(b) of this Indenture, the proceeds of such sale shall be distributed as provided in Section 5.06. If amounts are to be paid to Noteholders pursuant to this Section 10.01(b), the Servicer or the Issuer shall, to the extent practicable, furnish notice of such event to the Indenture Trustee not later than twenty (20) days prior to the Redemption Date whereupon all such amounts shall be payable on the Redemption Date.

          Section 10.02 Form of Redemption Notice. Notice of redemption under section 10.01(a) shall be given by the Indenture Trustee by first-class mail, postage prepaid, mailed not less than five days prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register.

          All notices of redemption shall state:

               (i)   the Redemption Date;

               (ii)  the Redemption Date Amount; and

               (iii) the place where such Notes are to be surrendered for payment of the Redemption Date Amount (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02).

          Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.


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


          Section 10.03 Notes Payable on Redemption Date. The Notes or portions thereof to be redeemed shall, following notice of redemption (if any) as required by Section 10.02, on the Redemption Date become due and payable at the Redemption Date Amount and (unless the Issuer shall default in the payment of the Redemption Date Amount) no interest shall accrue on the Redemption Date Amount for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Date Amount.

          Section 10.04 Optional Purchase of Class D Notes by Depositor.

          The Trust Depositor shall have the right to purchase, on any Payment Date, all, but not less than all, of the Class D Notes, at a price calculated by the Servicer equal to the Principal Amount thereof, plus a premium equal to the excess, discounted as described below, of (i) the amount of interest that would have accrued on the Class D Notes at the Class D Interest Rate during the period commencing on and including the Payment Date on which the Class D Notes are to be so purchased to but excluding the Class D Maturity Date, over (ii) the amount of interest that would have accrued on the Class D Notes over the same period at a per annum rate of interest equal to 0.25% plus the bond equivalent yield to maturity on the fifth Business Day preceding such Payment Date of a United States Treasury security, which is trading in the public securities market, maturing on a date closest to the date equal to the remaining weighted average life of the Class D Notes. Such excess shall be discounted to present value to such Payment Date at the yield described in clause (ii) above. For purposes of the preceding two sentences only, (i) the Principal Amount of the Class D Notes upon which interest will be deemed to accrue, and (ii) the weighted average remaining life of the Class D Notes, shall be determined based upon the amortization of the Contract Pool Principal Balance remaining at such Payment Date at a conditional prepayment rate equal to 9.0%. Interest payable on the Class D Notes on such Payment Date shall be paid to the Holders of Class D Notes on the related Record Date in the ordinary manner. If the Trust Depositor elects to purchase the Class D Notes as described in this paragraph, the Trust Depositor shall furnish notice of such election and the Payment Date on which the purchase is to be made (the "Purchase Date") to the Indenture Trustee no less than 25 days (or such lesser number of days as shall be satisfactory to the Indenture Trustee) prior to such Purchase Date, and shall thereafter deposit, or cause to be deposited, into the Note Distribution Account the purchase price of the Class D Notes, whereupon all Class D Notes shall be subjected to purchase on such Purchase Date upon the furnishing of a notice complying with Section 10.05 to each Holder of Class D Notes.

          Section 10.05 Form of Purchase Notice. Notice of purchase under section 10.04 shall be given by the Indenture Trustee not less than five days prior to the Purchase Date by first-class mail, postage prepaid, mailed to each Holder of Class D Notes, as of the close of business on the Record Date with respect to the Payment Date immediately preceding the Purchase Date, at such Holder's address appearing in the Note Register.


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


          All notices of purchase shall state:

               (i)   the Purchase Date;

               (ii)  the purchase price;

               (iii) the place where such Notes are to be surrendered for payment of the purchase price (the "Place of Purchase," which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02); and

               (iv) that interest payable on the Class D Notes on such Purchase Date shall be paid to the Holders of record on the related Record Date in the ordinary manner.

          Notice of purchase of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Trust Depositor. Failure to give notice of purchase, or any defect therein, to any Holder of any Class D Note shall not impair or effect the validity of the purchase of any other Class D Note.

          Section 10.06 Class D Notes to be Purchased on Purchase Date.

          (a) The Class D Notes shall, following notice of purchase as required by Section 10.05, be purchased on the Purchase Date, but solely from the moneys deposited in the Note Distribution Account for such purpose, at the purchase price therefor, such purchase price to be payable upon presentation and surrender of the Class D Notes to the Trustee at the Corporate Trust Office.

          (b) All Class D Notes must be surrendered for purchase on the Purchase Date. Provided that funds are available and on hand with the Indenture Trustee to pay the purchase price thereof, (1) the Class D Notes shall be "deemed purchased" on the Purchase Date, whether or not received by the Indenture Trustee on such date, (2) interest on the Class D Notes, whether or not such Class D Notes are received by the Indenture Trustee, shall cease to accrue on the Purchase Date and the former Holders of such Class D Notes shall have no further interest or rights in such Class D Notes except that said former Holders shall be entitled to payment of the purchase price thereof, exclusively from moneys in the Note Distribution Account held by the Indenture Trustee for such payment, upon presentation of such Class D Notes to the Indenture Trustee at the Corporate Trust Office at or before 10:00 a.m., New York City time, on such Purchase Date or any Business Day thereafter, (3) on and after the Purchase Date, the Indenture Trustee, the Note Registrar and each Paying Agent shall no longer treat the former Holders of such Class D Notes as the Holders thereof except for purposes of such Holders' right to receive payment of the purchase price of such Class D Notes, and (4) on the Purchase Date, the Indenture Trustee shall authenticate one or more new Class D Notes of authorized denominations and in the aggregate principal amount of the Class D Notes in the name of the Trust Depositor or any other Person or Persons designated by the Trust Depositor, as provided in and subject to the terms of this Indenture.

          (c) Any Class D Notes issued in lieu of Class D Notes purchased or otherwise deemed purchased pursuant to this Section 10.06 shall not be canceled or the indebtedness represented thereby otherwise extinguished, it being the intention of the Issuer and the Trust Depositor that such Class D Notes remain outstanding and represent a continuing indebtedness of the Issuer, whether such Class D Notes are held by the Trust Depositor or any other purchaser.


                [remainder of this page intentionally left blank]

                                 ARTICLE ELEVEN

                                  MISCELLANEOUS

                  Section 11.01 Compliance Certificates and Opinions, etc.

                  (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, and (iii) (if required by the TIA as so stated in the Opinion of Counsel) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this section and TIA ss.314(c), except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                           (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

                  (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for authentication and delivery of the Notes or the release of any property subject to the lien created by this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of the signer thereof as to the fair value (within ninety (90) days of such deposit) of the Collateral or other property or securities to be so deposited.

                           (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
         (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the named matters, if the fair value of the property to be so deposited and of all other such property made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause
         (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any property so deposited, if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

                           (iii) Other than with respect to any release described in clause (A) or (B) of Section 11.01(b)(v), whenever any property or securities are to be released from the lien created by this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security created by this Indenture in contravention of the provisions hereof.

                           (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
         (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities (other than property described in clauses (A) or (B) of Section 11.01(b)(v)) released from the lien created by this Indenture since the commencement of the then current fiscal year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

                           (v) Notwithstanding any other provision of this Section, the Issuer may, without compliance with the other provisions of this Section, (A) collect, liquidate, sell or otherwise dispose of the Contracts as and to the extent permitted or required by the Transaction Documents, (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Transaction Documents, so long as the Issuer shall deliver to the Indenture Trustee every twelve months, commencing on the December 2001 Payment Date, an Officer's Certificate stating that all the dispositions of Collateral described in clauses (A) or (B) that occurred during the preceding twelve calendar months were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Transaction Documents.

                  Section 11.02 Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such

Person may certify or give an opinion with respect to some matters and one or more other such Person as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, Financial or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, Financial or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article Six.

                  Section 11.03 Acts of Noteholders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken (manually or by facsimile) by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

                  (c) The ownership of Notes shall be proved by the Note
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

                  Section 11.04 Notices. All notices, demands, certificates, requests and communications hereunder ("Notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient at the address specified in the Pooling and Servicing Agreement for such recipient.

                  Each party hereto may, by Notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent Notices shall be sent.

                  Section 11.05 Notices to Noteholders; Waiver. Where this Indenture provides for Notice to Noteholders of any event, such Notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such Notice. In any case where Notice to Noteholders is given by mail, neither the failure to mail such Notice nor any defect in any Notice so mailed to any particular Noteholder shall affect the sufficiency of such Notice with respect to other Noteholders, and any Notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

                  Where this Indenture provides for Notice in any manner, such Notice may be waived in writing by any Person entitled to receive such Notice, either before or after the event, and such waiver shall be the equivalent of such Notice. Waivers of Notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                  In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event of Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.


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


                  Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

                  Section 11.06 Alternate Payment and Notice Provisions. Notwithstanding any provisions of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

                  Section 11.07 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 11.08 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-Indenture Trustees and agents.

                  Section 11.09 Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 11.10 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership or security interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  Section 11.11 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

                  Section 11.12 Governing Law. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 11.13 Counterparts. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                  Section 11.14 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Issuer or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

                  Section 11.15 Trust Obligation.

                  (a) No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article Six, Seven and Eight of the Trust Agreement.

                  Section 11.16 No Petition. The parties hereto, by entering into this Indenture, and each Noteholder, by accepting a Note or a beneficial interest in a Note, hereby covenant and agree that they will not at any time institute against Financial, the Trust Depositor or the Issuer, or join in any institution against Financial, the Trust Depositor or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Transaction Documents.

                  Section 11.17 Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

                  Section 11.18 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

                  Section 11.19 Communication by Noteholders With Other Noteholders. Noteholders may communicate with other Noteholders with respect to their rights under this Indenture or the Notes pursuant to Section 312(b) of the TIA. Every Noteholder, by receiving and holding the same, agrees with the Issuer and the Indenture Trustee that none of the Issuer and the Indenture Trustee nor any agent of the Issuer and the Indenture Trustee shall be deemed to be in violation of any existing law, or any law hereafter enacted which does not specifically refer to Section 312 of the TIA, by reason of the disclosure of any such information as to the names and addresses of the Noteholders in accordance with Section 312 of the TIA, regardless of the source from which such information was derived, and that the Indenture Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
Section 312(b) of the TIA.

                  The provisions of TIA ss.ss.310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

                  Section 11.20 Amendment of Cash Collateral Account Agreement.

                  (a) The Indenture Trustee may consent to amendments to the Cash Collateral Account Agreement without the consent of any of the Noteholders,
(i) to cure any ambiguity, (ii) to correct or supplement any provisions in the Cash Collateral Account Agreement that may be inconsistent with any other provision therein, or (iii) to make any other provisions with respect to matters or questions arising under the Cash Collateral Account Agreement that are not inconsistent with the provisions thereof; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Noteholders.

                  (b) The Indenture Trustee may also consent to amendments to the Cash Collateral Account Agreement with the consent of a Majority in Interest of the Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Cash Collateral Account Agreement; provided, however, that no such amendment shall (a) reduce the amount available in the Cash Collateral Account for the payment of interest or principal to Noteholders, or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Notes then Outstanding and affected thereby; and provided, further, that no such amendment shall be effective unless and until the Rating Agency Condition has been satisfied.

                  (c) Promptly after the execution of any such amendment, the Indenture Trustee shall furnish written notification of the substance of such to each Noteholder.

                  (d) It shall not be necessary for the consent of Noteholders pursuant to Section 11.20(b) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

                  Section 11.21 Amendment of Class A-2 Swap Agreement

                  (a) The Issuer and the Indenture Trustee may consent to amendments to the Class A-2 Swap Agreement without the consent of any of the Class A-2 Noteholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions in the Class A-2 Swap Agreement that may be inconsistent with any other provision therein, or (iii) to make any other provisions with respect to matters or questions arising under the Class A-2 Swap Agreement that are not inconsistent with the provisions thereof; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interest of the Class A-2 Noteholders.

                  (b) The Issuer and the Indenture Trustee may also consent to amendments to the Class A-2 Swap Agreement with the consent of the holders of at least 662/3% of the aggregate Principal Amount of Class A-2 Notes then Outstanding for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Class A-2 Swap Agreement; provided, however, that no such amendments shall (a) reduce the amount payable under the Class A-2 Swap Agreement to be used to pay interest on Class A-2 Notes, or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Class A-2 Notes then Outstanding; and provided, further, that no such amendment shall be effective unless and until the Rating Agency Condition has been satisfied.

                  (c) Promptly after the execution of any such amendment, the Indenture Trustee shall furnish written notification of the substance of such to each Class A-2 Noteholder.

                  (d) It shall not be necessary for the consent of the Class A-2 Noteholders pursuant to Section 11.21(b) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

                  Section 11.22 Amendment of Class A-3 Swap Agreement

                  (a) The Issuer and the Indenture Trustee may consent to amendments to the Class A-3 Swap Agreement without the consent of any of the Class A-3 Noteholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions in the Class A-3 Swap Agreement that may be inconsistent with any other provision therein, or (iii) to make any other provisions with respect to matters or questions arising under the Class A-3 Swap Agreement that are not inconsistent with the provisions thereof; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interest of the Class A-3 Noteholders.

                  (b) The Issuer and the Indenture Trustee may also consent to amendments to the Class A-3 Swap Agreement with the consent of the holders of at least 662/3% of the aggregate Principal Amount of Class A-3 Notes then Outstanding for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Class A-3 Swap Agreement; provided, however, that no such amendments shall (a) reduce the amount payable under the Class A-3 Swap Agreement to be used to pay interest on Class A-3 Notes, or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Class A-3 Notes then Outstanding; and provided, further, that no such amendment shall be effective unless and until the Rating Agency Condition has been satisfied.

                  (c) Promptly after the execution of any such amendment, the Indenture Trustee shall furnish written notification of the substance of such to each Class A-3 Noteholder.

                  (d) It shall not be necessary for the consent of the Class A-3 Noteholders pursuant to Section 11.22(b) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

                            [signature page follows]

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and delivered as of the day and year first above written.

                                  CIT EQUIPMENT COLLATERAL 2000-1

                                  By:  ALLFIRST FINANCIAL CENTER
                                  NATIONAL ASSOCIATION, not in its individual
                                  capacity but solely on behalf of the Issuer
                                  as Owner Trustee under the Trust Agreement

                                  By: /s/ Pamela S. Hazelip
                                      ---------------------------
                                  Name: Pamela S. Hazelip
                                  Title: Vice President

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Indenture
                                  Trustee

                                  By: /s/ Craig M. Kantor
                                      --------------------------
                                  Name: Craig M. Kantor
                                  Title: Vice President

STATE OF New York        )
                         ) ss
COUNTY OF New York       )

         On 5/10/00 before me, Tracey F. Dillon,

personally appeared Pamela S. Hazelip,


          personally known to me, or
          proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument,

and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ties), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which such person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature /s/ Tracey F. Dillon                                 [Seal]

STATE OF New York       )
                        ) ss
COUNTY OF New York      )

         On 5/10/00 before me, Tracey F. Dillon,

personally appeared Craig M. Kantor,

          personally known to me, or
          proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument,

and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ties), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which such person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature /s/ Tracey F. Dillon                                [Seal]

                                                                     EXHIBIT A-1

                             FORM OF CLASS A-1 NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                         CIT EQUIPMENT COLLATERAL 2000-1

                   6.723024% CLASS A-1 RECEIVABLE-BACKED NOTES

REGISTERED                                                          $288,583,600

No. R-1                                                     CUSIP NO.  125564AA2

                  CIT Equipment Collateral 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of Two Hundred Eighty-Eight Million Five Hundred Eighty-Three Thousand Six Hundred Dollars ($288,583,600) payable on the earlier of May 21, 2001 (the "Class A-1 Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture referred to on the reverse hereof.

                  The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in
Section 3.01 of the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the Closing Date. Interest will be


                                      A-1-1
computed on the basis of a 360-day year and actual days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     A-1-2

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by an Authorized Officer, as of the date set forth below.

Date: May 10, 2000    CIT EQUIPMENT COLLATERAL 2000-1

                      By: Allfirst Financial Center National Association, not
                          in its individual capacity but solely on behalf of the Issuer as Owner Trustee under the Trust Agreement

                          By: __________________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                          The Chase Manhattan Bank, not in its individual capacity but solely as Indenture Trustee

                          By: __________________________________________________
                                            Authorized Signatory


                                     A-1-3

                           [REVERSE OF CLASS A-1 NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 6.723024% Class A-1 Receivable-Backed Notes (the "Class A-1 Notes"), all issued under an Indenture, dated as of April 1, 2000 (the "Indenture"), between the Issuer and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-1 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended. All terms used in this Note that are defined in the Pooling and Servicing Agreement dated as of April 1, 2000 by and among Newcourt Financial USA Inc., AT&T Capital Corporation, NCT Funding Company, L.L.C. and the Issuer (the "Pooling and Servicing Agreement") shall have the meanings assigned to them therein.

                  The Class A-1 Notes and the other Notes described in the Indenture (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture subject to the priorities of allocations as to interest and principal payments as described therein and in the Pooling and Servicing Agreement.

                  Principal of the Class A-1 Notes will be payable on the earlier of the Class A-1 Maturity Date and the Redemption Date, if any, selected pursuant to the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Class A-1 Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing unless the Required Holders have waived such Event of Default.

                  Payments of interest on this Note due and payable on each Payment Date shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) Business Days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee or at the office of the Indenture Trustee's agent appointed for such purposes located in New York City.


                                      A-1-4

                  As provided in the Indenture, the Notes may be redeemed pursuant to Section 10.01 of the Indenture, in whole, but not in part, at the option of Financial, on the Payment Date on or after the date on which the Aggregate Principal Amount of the Notes outstanding is less than 10% of the Contract Pool Principal Balance on the Initial Cutoff Date.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class A-1 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against Financial, the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

                  The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness which is solely secured by the Collateral and that the Trust


                                      A-1-5
will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3 (b)(1)(ii). Each Noteholder, by acceptance of a Note (and each Noteholder by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer and the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with its consent of the Majority in Interest of the Notes. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Noteholders and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders issued thereunder.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.


                                      A-1-6

                                                                    EXHIBIT A-2a

                             FORM OF CLASS A-2a NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                         CIT EQUIPMENT COLLATERAL 2000-1

                FLOATING RATE CLASS A-2a RECEIVABLE-BACKED NOTES

REGISTERED                                                          $144,291,800

No. R-1                                                      CUSIP NO. 125564AB0

                  CIT Equipment Collateral 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of One Hundred Forty-Four Million Two Hundred Ninety-One Thousand Eight Hundred Dollars ($144,291,800) payable on the earlier of March 20, 2001 (the "Class A-2a Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture referred to on the reverse hereof.

                  The Issuer will pay interest on this Note, on or prior to the Class A-2a Maturity Date, at the rate equal to One-Month LIBOR (as defined in the Pooling and Servicing Agreement described on the reverse hereof) minus 0.01% and, after the Class A-2a Maturity Date, at the rate equal to One-Month LIBOR plus 0.13%, on each Payment Date, until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the Indenture provided, however, that to the extent the amount of interest on such Note or any Payment Date exceeds an amount of


                                     A-2a-1
interest equal to 7.2475% per annum on the Note (based on a 360-day year comprised of twelve 30-day months), the Holder of this Note shall be entitled to be paid such excess only from amounts received by the Issuer under the Class A-2 Swap Agreement (as defined in such Pooling and Servicing Agreement) and as otherwise provided in the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the Closing Date. Interest will be computed on the basis of a 360-day year and actual days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     A-2a-2

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  May 10, 2000    CIT EQUIPMENT COLLATERAL 2000-1

                       By:   Allfirst Financial Center National Association,
                             not in its individual capacity but solely on behalf of the Issuer as Owner Trustee under the Trust Agreement

                             By:______________________________________
                                   Printed Name:
                                   Title:



                                     A-2a-3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                 The Chase Manhattan Bank, not in its individual capacity but solely as Indenture Trustee

                                 By: ______________________________________
                                          Authorized Signatory



                                     A-2a-4

                          [REVERSE OF CLASS A-2a NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class A-2a Receivable-Backed Notes (the "Class A-2a Notes"), all issued under an Indenture, dated as of April 1, 2000 (the "Indenture"), between the Issuer and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended. All terms used in this Note that are defined in the Pooling and Servicing Agreement dated as of April 1, 2000 by and among Newcourt Financial USA Inc., AT&T Capital Corporation, NCT Funding Company, L.L.C. and the Issuer (the "Pooling and Servicing Agreement") shall have the meanings assigned to them therein.

                  The Class A-2a Notes and the other Classes of Notes described in the Indenture (collectively, the "Notes") are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture subject to the priorities of allocations as to interest and principal payments as described therein and in the Pooling and Servicing Agreement.

                  Principal of the Class A-2a Notes will be payable on the earlier of the Class A-2a Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Class A-2a Notes shall be due and payable on the date on which an Event of Default or a Class A-2a Event of Default shall have occurred and be continuing unless the Required Holders waive such Event of Default (provided that a Class A-2a Event of Default may not be waived).

                  Payments of interest on this Note due and payable on each Payment Date shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) Business Days of such Payment Date and the amount then due and payable shall be payable only upon presentation


                                     A-2a-5
and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in New York City.

                  As provided in the Indenture, the Notes may be redeemed pursuant to Section 10.01 of the Indenture, in whole, but not in part, at the option of Financial, on any Payment Date on or after the date on which the aggregate Principal Amount of the Notes outstanding is less than 10% of the Contract Pool Principal Balance as of the Initial Cutoff Date.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class A-2a Notes of authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against Financial, the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer, of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.


                                     A-2a-6

                  The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness which is solely secured by the Collateral and that the Trust will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3 (b)(1)(ii). Each Noteholder, by acceptance of a Note or of a beneficial interest in a Note, agrees to treat the Notes for the federal, state and local income, single business and franchise tax purposes as indebtedness.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer, the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority in Interest of its Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.



                                     A-2a-7

                                                                    EXHIBIT A-2b

                             FORM OF CLASS A-2b NOTE

     THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"). THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A TRANSACTION MEETING THE REQUIREMENTS OF (i) RULE 144A SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A IN ACCORDANCE WITH RULE 144A OR (ii) ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE DATED AS OF APRIL 1, 2000 (THE "INDENTURE") BETWEEN THE ISSUER AND THE CHASE MANHATTAN BANK, INCLUDING (WITHOUT LIMITATION) DELIVERY OF AN INVESTOR LETTER IN THE FORM REQUIRED BY THE INDENTURE AND WHICH MAY BE IN EITHER CASE EFFECTED WITHOUT LOSS OF ANY APPLICABLE INVESTMENT COMPANY ACT EXEMPTION AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF THIS SECURITY WILL BE REQUIRED TO MAKE IN WRITING THE REPRESENTATIONS AND AGREEMENTS SPECIFIED IN THE INDENTURE AND, BY ACCEPTANCE OF ANY SECURITY, WILL BE DEEMED TO HAVE MADE SUCH ACKNOWLEDGMENTS, REPRESENTATIONS AND AGREEMENTS. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.

     THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.



                                     A-2b-1

                         CIT EQUIPMENT COLLATERAL 2000-1

                FLOATING RATE CLASS A-2b RECEIVABLE-BACKED NOTES

REGISTERED                                                         $144,291,800

No. R-1                                                     CUSIP NO. 125564AH7

     CIT Equipment Collateral 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to [_________], or its registered assigns, the principal sum of One Hundred Forty-Four Million Two Hundred Ninety-One Thousand Eight Hundred Dollars ($144,291,800) payable on the earlier of September 20, 2002 (the "Class A-2b Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture referred to on the reverse hereof.

     On and prior to the Class A-2a Maturity Date, the Issuer will pay interest on this Note in an amount equal to the Investment Earnings on amounts on deposit in the Class A-2a Funding Account. After the Class A-2a Maturity Date, the Issuer will pay interest on this Note at the rate equal to One-Month LIBOR plus 0.13% (as defined in the Pooling and Servicing Agreement described on the reverse hereof), on each Payment Date, until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the Indenture provided, however, that to the extent the amount of interest on such Note or any Payment Date exceeds an amount of interest equal to 7.2475% per annum on the Note (based on a 360-day year comprised of twelve 30-day months), the Holder of this Note shall be entitled to be paid such excess only from amounts received by the Issuer under the Class A-2 Swap Agreement (as defined in such Pooling and Servicing Agreement) and as otherwise provided in the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the Closing Date. Interest will be computed on the basis of a 360-day year and actual days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any



                                     A-2b-2
benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.



                                     A-2b-3

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  May 10, 2000                   CIT EQUIPMENT COLLATERAL 2000-1

                                      By: Allfirst Financial Center National
                                          Association, not in its individual
                                          capacity but solely on behalf of the
                                          Issuer as Owner Trustee under the
                                          Trust Agreement

                                      By:______________________________________
                                          Printed Name:
                                          Title:


                                     A-2b-4

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                      The Chase Manhattan Bank, not in its
                                      individual capacity but solely as
                                      Indenture Trustee

                                      By:
                                          ______________________________________
                                          Authorized Signatory



                                     A-2b-5

                          [REVERSE OF CLASS A-2b NOTE]

     This Note is the one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class A-2b Receivable-Backed Note (the "Class A-2b Note"), all issued under an Indenture, dated as of April 1, 2000 (the "Indenture"), between the Issuer and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended. All terms used in this Note that are defined in the Pooling and Servicing Agreement dated as of April 1, 2000 by and among Newcourt Financial USA Inc., AT&T Capital Corporation, NCT Funding Company, L.L.C. and the Issuer (the "Pooling and Servicing Agreement") shall have the meanings assigned to them therein.

     The Class A-2b Note and the other Classes of Notes described in the Indenture (collectively, the "Notes") are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture subject to the priorities of allocations as to interest and principal payments as described therein and in the Pooling and Servicing Agreement.

     Principal of the Class A-2b Note will be payable on the earlier of the Class A-2b Maturity Date and the Redemption Date, if any, pursuant to Section
10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Class A-2b Note shall be due and payable on the date on which an Event of Default shall have occurred and be continuing unless the Required Holders waive such Event of Default.

     Certain payments on the Class A-2b Note are junior and subordinate to all of the other Notes in right of payment and priority in accordance with Section 8.02(g) of the Indenture.

     Payments of interest on this Note due and payable on each Payment Date shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, provided that payments will be made by wire transfer in immediately available funds to the account designated to the Note Registrar by the Holder of this Note. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) Business Days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender


                                     A-2b-6
of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in New York City.

     As provided in the Indenture, the Notes may be redeemed pursuant to Section
10.01 of the Indenture, in whole, but not in part, at the option of Financial, on any Payment Date on or after the date on which the aggregate Principal Amount of the Notes outstanding is less than 10% of the Contract Pool Principal Balance as of the Initial Cutoff Date.

     Prior to the Class A-2a Maturity Date, this Note may not be transferred without the prior written consent of the Trust Depositor.

     As a condition to the registration of any transfer of this Note, the prospective transferee shall deliver to the Note Registrar and the Indenture Trustee the Class A-2b Note Transferee Letter or shall supply other evidence to the same effect satisfactory to the Servicer.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class A-2b Note of authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities) that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.



                                     A-2b-7

     Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against Financial, the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer, of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

     The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness which is solely secured by the Collateral and that the Trust will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3 (b)(1)(ii). Each Noteholder, by acceptance of a Note or of a beneficial interest in a Note, agrees to treat the Notes for the federal, state and local income, single business and franchise tax purposes as indebtedness.

     Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer, the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority in Interest of its Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of


                                     A-2b-8
and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.


                                     A-2b-9

                                                                     EXHIBIT A-3

                             FORM OF CLASS A-3 NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                         CIT EQUIPMENT COLLATERAL 2000-1

                 FLOATING RATE CLASS A-3 RECEIVABLE-BACKED NOTES

REGISTERED                                                         $187,959,055

No. R-1                                                     CUSIP NO. 125564AC8

     CIT Equipment Collateral 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of One Hundred Eighty-Seven Million Nine Hundred Fifty-Nine Thousand Fifty-Five Dollars ($187,959,055) payable on the earlier of January 20, 2004 (the "Class A-3 Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture referred to on the reverse hereof.

     The Issuer will pay interest on this Note at the rate equal to One-Month LIBOR plus 0.13 (as defined in the Pooling and Servicing Agreement described on the reverse hereof), on each Payment Date, until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the Indenture provided, however, that to the extent the amount of interest on such Note or any Payment Date exceeds an amount of interest equal to 7.4780% per annum on the Note (based on a 360-day year comprised of twelve 30-day months), the Holder of this Note shall



                                      A-3-1
be entitled to be paid such excess only from amounts received by the Issuer under the Class A-3 Swap Agreement (as defined in such Pooling and Servicing Agreement) and as otherwise provided in the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the Closing Date. Interest will be computed on the basis of a 360-day year and actual days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                      A-3-2

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: May 10, 2000                     CIT EQUIPMENT COLLATERAL 2000-1

                                       By: Allfirst Financial Center National
                                           Association, not in its individual
                                           capacity but solely on behalf of the
                                           Issuer as Owner Trustee under the
                                           Trust Agreement


                                       By:_____________________________________
                                           Printed Name:
                                           Title:


                                      A-3-3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                       The Chase Manhattan Bank, not in its
                                       individual capacity but solely as
                                       Indenture Trustee

                                       By:
                                           ____________________________________
                                                 Authorized Signatory


                                      A-3-4

                           [REVERSE OF CLASS A-3 NOTE]

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class A-3 Receivable-Backed Notes (the "Class A-3 Notes"), all issued under an Indenture, dated as of April 1, 2000 (the "Indenture"), between the Issuer and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended. All terms used in this Note that are defined in the Pooling and Servicing Agreement dated as of April 1, 2000 by and among Newcourt Financial USA Inc., AT&T Capital Corporation, NCT Funding Company, L.L.C. and the Issuer (the "Pooling and Servicing Agreement") shall have the meanings assigned to them therein.

     The Class A-3 Notes and the other Classes of Notes described in the Indenture (collectively, the "Notes") are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture subject to the priorities of allocations as to interest and principal payments as described therein and in the Pooling and Servicing Agreement.

     Principal of the Class A-3 Notes will be payable on the earlier of the Class A-3 Maturity Date and the Redemption Date, if any, pursuant to Section
10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Class A-3 Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing unless the Required Holders waive such Event of Default.

     Payments of interest on this Note due and payable on each Payment Date shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) Business Days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in New York City.


                                      A-3-5

     As provided in the Indenture, the Notes may be redeemed pursuant to Section
10.01 of the Indenture, in whole, but not in part, at the option of Financial, on any Payment Date on or after the date on which the aggregate Principal Amount of the Notes outstanding is less than 10% of the Contract Pool Principal Balance as of the Initial Cutoff Date.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class A-3 Notes of authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against Financial, the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer, of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

     The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness which is solely secured by the Collateral and that the Trust


                                      A-3-6
will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3 (b)(1)(ii). Each Noteholder, by acceptance of a Note or of a beneficial interest in a Note, agrees to treat the Notes for the federal, state and local income, single business and franchise tax purposes as indebtedness.

     Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer, the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority in Interest of its Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.


                                      A-3-7

                                                                     EXHIBIT A-4

                             FORM OF CLASS A-4 NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                         CIT EQUIPMENT COLLATERAL 2000-1

                     7.58% CLASS A-4 RECEIVABLE-BACKED NOTES

REGISTERED                                                          $93,030,239

No. R-1                                                     CUSIP NO. 125564AD6

     CIT Equipment Collateral 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of Ninety-Three Million Thirty Thousand Two Hundred Thirty-Nine Dollars ($93,030,239) payable on the earlier of March 20, 2008 (the "Class A-4 Maturity Date") and the Redemption Date, if any, pursuant to Section
10.01 of the Indenture referred to on the reverse hereof.

     The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the Closing Date. Interest will be computed on the basis


                                      A-4-1
of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.



                                      A-4-2

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: May 10, 2000                     CIT EQUIPMENT COLLATERAL 2000-1

                                       By: Allfirst Financial Center National
                                           Association, not in its individual
                                           capacity but solely on behalf of the
                                           Issuer as Owner Trustee under the
                                           Trust Agreement


                                           By:_________________________________
                                               Name:
                                               Title:


                                      A-4-3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                           The Chase Manhattan Bank, not in its
                                           individual capacity but solely as
                                           Indenture Trustee


                                           By:_________________________________
                                           Authorized Signatory


                                      A-4-4

                           [REVERSE OF CLASS A-4 NOTE]

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 7.58% Class A-4 Receivable-Backed Notes (the "Class A-4 Notes"), all issued under an Indenture, dated as of April 1, 2000 (the "Indenture"), between the Issuer and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended. All terms used in this Note that are defined in the Pooling and Servicing Agreement dated as of April 1, 2000 by and among Newcourt Financial USA Inc., AT&T Capital Corporation, NCT Funding Company, L.L.C. and the Issuer (the "Pooling and Servicing Agreement") shall have the meanings assigned to them therein.

     The Class A-4 Notes and the other Classes of Notes described in the Indenture (collectively, the "Notes") are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture subject to the priorities of allocations as to interest and principal payments as described therein and in the Pooling and Servicing Agreement.

     Principal of the Class A-4 Notes will be payable on the earlier of the Class A-4 Maturity Date and the Redemption Date, if any, pursuant to Section
10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Class A-4 Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing unless the Required Holders waive such Event of Default.

     Payments of interest on this Note due and payable on each Payment Date shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) Business Days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in New York City.


                                      A-4-5

     As provided in the Indenture, the Notes may be redeemed pursuant to Section
10.01 of the Indenture, in whole, but not in part, at the option of Financial, on any Payment Date on or after the date on which the aggregate Principal Amount of the Notes outstanding is less than 10% of the initial Contract Pool Principal Balance as of the Initial Cutoff Date.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class A-4 Notes of authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against Financial, the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer, of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

     The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness which is solely secured by the Collateral and that the Trust


                                      A-4-6
will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3 (b)(1)(ii). Each Noteholder, by acceptance of a Note or of a beneficial interest in a Note, agrees to treat the Notes for the federal, state and local income, single business and franchise tax purposes as indebtedness.

     Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer, the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority in Interest of its Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.


                                      A-4-7

                                                                       EXHIBIT B

                              FORM OF CLASS B NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                         CIT EQUIPMENT COLLATERAL 2000-1

                      7.54% CLASS B RECEIVABLE-BACKED NOTES

REGISTERED                                                          $11,391,458

No. R-1                                                     CUSIP NO. 125564AE4

     CIT Equipment Collateral 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of Eleven Million Three Hundred Ninety-One Thousand Four Hundred Fifty-Eight Dollars ($11,391,458) payable on the earlier of November 20, 2008 (the "Class B Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture referred to on the reverse hereof.

     The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the Closing Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     The payment of interest and principal on the Class B Notes is subject to certain prior payment rights of the Holders of Class A Notes, as set forth in the Indenture.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: May 10, 2000                    CIT EQUIPMENT COLLATERAL 2000-1

                                      By: Allfirst Financial Center National
                                          Association, not in its individual
                                          capacity but solely on behalf of the
                                          Issuer as Owner Trustee under the
                                          Trust Agreement

                                      By:______________________________________
                                          Name:
                                          Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                      The Chase Manhattan Bank, not in its
                                      individual capacity but solely as
                                      Indenture Trustee

                                      By: ________________________________
                                          Authorized Signatory

                            [REVERSE OF CLASS B NOTE]

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 7.54% Class B Receivable-Backed Notes (the "Class B Notes"), all issued under an Indenture, dated as of April 1, 2000 (the "Indenture"), between the Issuer and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended. All terms used in this Note that are defined in the Pooling and Servicing Agreement dated as of April 1, 2000 by and among Newcourt Financial USA Inc., AT&T Capital Corporation, NCT Funding Company, L.L.C. and the Issuer (the "Pooling and Servicing Agreement") shall have the meanings assigned to them therein.

          The Class B Notes and the other Classes of Notes described in the Indenture (collectively, the "Notes") are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture subject to the priorities of allocations as to interest and principal payments as described therein and in the Pooling and Servicing Agreement.

          Principal of the Class B Notes will be payable on the earlier of the Class B Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Class B Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing unless the Required Holders waive such Event of Default.

          Payments of interest on this Note due and payable on each Payment Date shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) Business Days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in New York City.

          As provided in the Indenture, the Notes may be redeemed pursuant to
Section 10.01 of the Indenture, in whole, but not in part, at the option of Financial, on any Payment Date on or after the date on which the aggregate Principal Amount of the Notes outstanding is less than 10% of the initial Contract Pool Principal Balance as of the Initial Cutoff Date.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class B Notes of authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against Financial, the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer, of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

          The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness which is solely secured by the Collateral and that the Trust will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3 (b)(1)(ii). Each Noteholder, by acceptance of a Note or of a beneficial interest in a Note, agrees to treat the Notes for the federal, state and local income, single business and franchise tax purposes as indebtedness.

          Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer, the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority in Interest of the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                                                                       EXHIBIT C


                              FORM OF CLASS C NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

          THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                         CIT EQUIPMENT COLLATERAL 2000-1

                      7.63% CLASS C RECEIVABLE-BACKED NOTES

REGISTERED                                                           $15,188,611

No. R-1                                                      CUSIP NO. 125564AF1

          CIT Equipment Collateral 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of Fifteen Million One Hundred Eighty-Eight Thousand Six Hundred Eleven Dollars ($15,188,611) payable on the earlier of November 20, 2008 (the "Class C Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture referred to on the reverse hereof.

          The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the Closing Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          Payment of interest and principal on the Class C Notes is subject to certain prior payment rights of the Holders of Class A and Class B Notes as set forth in the Indenture.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: May 10, 2000           CIT EQUIPMENT COLLATERAL 2000-1

                             By: Allfirst Financial Center National Association,
                                 not in its individual capacity but solely on
                                 behalf of the Issuer as Owner Trustee under
                                 the Trust Agreement

                                 By:______________________________________
                                       Name:
                                       Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                 The Chase Manhattan Bank, not in its individual capacity but solely as Indenture Trustee

                                 By: ____________________________________
                                              Authorized Signatory

                            [REVERSE OF CLASS C NOTE]

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 7.63% Class C Receivable- Backed Notes (the "Class C Notes"), all issued under an Indenture, dated as of April 1, 2000 (the "Indenture"), between the Issuer and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended. All terms used in this Note that are defined in the Pooling and Servicing Agreement dated as of April 1, 2000 by and among Newcourt Financial USA Inc., AT&T Capital Corporation, NCT Funding Company, L.L.C. and the Issuer (the "Pooling and Servicing Agreement") shall have the meanings assigned to them therein.

          The Class C Notes and the other Classes of Notes described in the Indenture (collectively, the "Notes") are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture subject to the priorities of allocations as to interest and principal payments as described therein and in the Pooling and Servicing Agreement.

          Principal of the Class C Notes will be payable on the earlier of the Class C Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Class C Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing unless the Required Holders waive such Event of Default.

          Payments of interest on this Note due and payable on each Payment Date shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) Business Days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in New York City.

          As provided in the Indenture, the Notes may be redeemed pursuant to
Section 10.01 of the Indenture, in whole, but not in part, at the option of Financial, on any Payment Date on or after the date on which the aggregate Principal Amount of the Notes outstanding is less than 10% of the initial Contract Pool Principal Balance as of the Initial Cutoff Date.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class C Notes of authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each Noteholder, by acceptance of a Note or beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against Financial, the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

          The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness which is solely secured by the Collateral and that the Trust will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3 (b)(1)(ii). Each Noteholder, by acceptance of a Note or of a beneficial interest in a Note, agrees to treat the Notes for the federal, state and local income, single business and franchise tax purposes as indebtedness.

          Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer, the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority in Interest of the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                                                                       EXHIBIT D


                              FORM OF CLASS D NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES.

          THE PRINCIPAL OF THIS NOTE IS PAYABLE IN FULL ON THE DATE SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                         CIT EQUIPMENT COLLATERAL 2000-1

                      8.09% CLASS D RECEIVABLE-BACKED NOTES

REGISTERED                                                           $18,985,762

No. R-1                                                      CUSIP NO. 125564AG9

          CIT Equipment Collateral 2000-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of Eighteen Million Nine Hundred and Eighty-Five Thousand Seven Hundred Sixty-Two Dollars ($18,985,762) payable on the earlier of November 20, 2008 (the "Class D Maturity Date") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture referred to on the reverse hereof.

          The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the Indenture. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the Closing Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Payment of interest and principal on the Class D Notes is subject to certain prior payment rights of the Holders of Class A, Class B and Class C Notes as set forth in the Indenture.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: May 10, 2000          CIT EQUIPMENT COLLATERAL 2000-1

                            By: Allfirst Financial Center National Association,
                                not in its individual capacity but solely on
                                behalf of the Issuer as Owner Trustee under
                                the Trust Agreement

                                By:______________________________________
                                      Name:
                                      Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                         The Chase Manhattan Bank, not in its
                                         individual capacity but solely as
                                         Indenture Trustee


                                     By:______________________________________
                                                 Authorized Signatory

                            [REVERSE OF CLASS D NOTE]

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 8.09% Class D Receivable- Backed Notes (the "Class D Notes"), all issued under an Indenture, dated as of April 1, 2000 (the "Indenture"), between the Issuer and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended. All terms used in this Note that are defined in the Pooling and Servicing Agreement dated as of April 1, 2000 by and among Newcourt Financial USA Inc., AT&T Capital Corporation, NCT Funding Company, L.L.C. and the Issuer (the "Pooling and Servicing Agreement") shall have the meanings assigned to them therein.

          The Class D Notes and the other Classes of Notes described in the Indenture (collectively, the "Notes") are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture subject to the priorities of allocations as to interest and principal payments as described therein and in the Pooling and Servicing Agreement.

          Principal of the Class D Notes will be payable on the earlier of the Class D Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Class D Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing unless the Required Holders waive such Event of Default.

          Payments of interest on this Note due and payable on each Payment Date shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) Business Days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in New York City.

          As provided in the Indenture, the Notes may be redeemed pursuant to
Section 10.01 of the Indenture, in whole, but not in part, at the option of Financial, on any Payment Date on or after the date on which the aggregate Principal Amount of the Notes outstanding is less than 10% of the initial Contract Pool Principal Balance as of the Initial Cutoff Date.

          The Trust Depositor will have the right to purchase all of the Class D Notes on any Payment Date (the "Purchase Date"), at a purchase price equal to the principal balance thereof plus a premium equal to the excess, discounted as described below, of (i) the amount of interest that would have accrued on the Class D Notes at the Class D Interest Rate during the period commencing on and including the Payment Date on which the Class D Notes are to be so purchased to but excluding Class D Maturity Date, over (ii) the amount of interest that would have accrued on the Class D Notes over the same period at a per annum rate of interest equal to 0.25% plus the bond equivalent yield to maturity on the fifth Business Day preceding such Payment Date of a United States Treasury security, which is trading in the public securities market, maturing on a date closest to the date equal to the remaining weighted average life of the Class D Notes. Such excess shall be discounted to present value to such Payment Date at the yield described in clause (ii) above. For purposes of the preceding two sentences only, (i) the Class A Principal Balance upon which interest will be deemed to accrue, and (ii) the weighted average remaining life of the Class D Notes, shall be determined based upon the amortization of the Contract Pool Principal Balance remaining at such Payment Date at a rate equal to 9.0% CPR. Interest payable on the Class D notes on any such Payment Date shall be paid to the Holders of record on the related Record Date in the ordinary manner. At such time as the Depositor elects to so purchase the Class D Notes and notice thereof has been given as provided in the Indenture, provided moneys are on deposit with the Trustee in the amount necessary, and available, to pay the purchase price thereof, (1) this Note shall be "deemed purchased" on the Purchase Date, whether or not received by the Trustee on such date, (2) interest hereon, whether or not this Note is received by the Trustee, shall cease to accrue on the Purchase Date and the former Holder of this Note shall have no further interest or rights in this Note except that said former Holder shall be entitled to payment of the purchase price hereof, exclusively from moneys held by the Trustee for such payment, upon presentation of this Note to the Trustee at the Place of Purchase at or before 10:00 a.m., New York City time, on such Purchase Date or any Business Day thereafter, (3) on and after the Purchase Date, the Trustee, the Note Registrar and each Paying Agent shall no longer treat the former Holder of this Note as the Holder hereof except for purposes of such Holder's right to receive payment of the purchase price thereof and (4) the Indenture Trustee shall authenticate one or more new Class D Notes in the name of its Trust Depositor or its designee.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an eligible guarantor institution which is a participant in the Securities Transfer Agent's Medallion Program (STAMP) or similar signature guarantee program, and such other documents as the Indenture Trustee may require, and thereupon one or more new program, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class D Notes of authorized denomination and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each Noteholder, by acceptance of a Note or a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against Financial, the Trust Depositor or the Issuer, or join in any institution against the Trust Depositor or the Issuer of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

          The Issuer has entered into the Indenture, and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness which is solely secured by the Collateral and that the Trust will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations
Section 301.7701-3 (b)(1)(ii). Each Noteholder, by acceptance of a Note or of a beneficial interest in a Note, agrees to treat the Notes for the federal, state and local income, single business and franchise tax purposes as indebtedness.

          Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer, the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority in Interest of the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                                                                       EXHIBIT E


                                   [RESERVED]

                                                                       EXHIBIT F


                             FORM OF NOTE ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
 (Please print or type name and address, including postal zip code, of assignee)

________________________________________________________________________________
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________________
to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ____________________

Signature Guaranteed:

_____________________________________    _______________________________________
Signature must be guaranteed by an       Notice: The signature(s) on this
eligible guarantor institution which     assignment must correspond with the
is a participant in the Securities       name(s) as it appears on the face of
Transfer Agent's Medallion Program       the within Note in every particular,
(STAMP) or similar signature             without alteration or enlargement of
guarantee program                        any change whatsoever


___________________________________
(Authorized Officer)

                                                                       EXHIBIT G


                        FORM OF NOTE DEPOSITORY AGREEMENT

                                                                       EXHIBIT H



                    FORM OF CLASS A-2b NOTE TRANSFEREE LETTER


The Chase Manhattan Bank, as Note Registrar
and Indenture Trustee
450 West 33rd Street
New York, NY  10001

Re:   Transfer of CIT Equipment Collateral 2000-1 Class A-2b Note

Ladies and Gentlemen:

          This letter is delivered pursuant to Section 2.04 of the Indenture, dated as of April 1, 2000 (the "Indenture"), between CIT Equipment Collateral 2000-1, as Issuer and The Chase Manhattan Bank, as indenture trustee, in
connection with the transfer by [   ] (the "Transferor") to the undersigned (the
"Transferee") of $__________ Initial Class A-2b Principal Amount, in certificated, fully registered form (such registered interest being the "Notes").

          Capitalized terms used herein but defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") are used herein as defined in Rule 144A. Other capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture.

A. In connection with such transfer, the undersigned hereby certifies to the Indenture Trustee and the Note Registrar as follows:

          1. The Transferee (A) is a qualified institutional buyer under Rule 144A, (B) is aware that the sale of the Notes to it are being made in reliance on the exemption from registration provided by Rule 144A under the Securities Act or on another exemption from the registration requirements of the Securities Act and (C) is acquiring the Notes for its own account or for one or more accounts, each of which is a qualified institutional buyer and as to each of which exercises sole investment discretion, for the Transferee and for each such account.

          2. The Transferee understands that the Notes are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Notes have not been and will not be registered under the Securities Act, and, if in the future the Transferee decides to offer, resell, pledge or otherwise transfer the Notes, such Notes may be offered, resold, pledged or otherwise transferred only in accordance with the legend on such as Notes as set forth below. The Transferee acknowledges that no representation is made by the Issuer as to the availability of any exemption under the Securities Act or any state securities laws of resale of the Notes.

          3. The Transferee understands that the Notes offered in reliance on Rule 144A or on another exemption from the registration requirements of the Securities Act will bear the legend set forth below and will be represented by one or more Notes.

          4. The Transferee acknowledges that the Issuer is not and will not be registered as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), but that the Issuer is relying on an exemption from registration under the Investment Company Act.

          5. The Transferee acknowledges the intention of the parties to the Indenture that the Notes be treated as debt of the Issuer and agrees to treat the Notes as debt of the Issuer.

          6. The Transferee has had an opportunity to obtain any information from, and ask any questions of, the Issuer and the Trust Depositor relevant to an investment in the Notes and the risks of an investment in the Notes. The Transferee has such knowledge and experience in financial and business matters that the Transferee is capable of evaluating the merits and risks of the Transferee's investment in the Notes and is able to bear such risks, and has obtained, in the Transferee's judgment, sufficient information from the Issuer and the Trust Depositor to evaluate the merits and risks of such investment.

          7. The Transferee acknowledges and agrees that (i) it has received copies of the final executed Transaction Documents, (ii) the terms and provisions of such Transaction Documents will govern the Transferee's investment in the Notes and will supersede all oral or written descriptions, summaries or statements regarding the terms and provisions of all documentation relating to such investment, (iii) no oral or written summary, description or statement regarding the terms or provisions of all documentation relating to the Transaction Documents or of any other documentation relating to the investment to be made by the Transferee shall be deemed to constitute a representation by the Issuer or the Trust Depositor or any other Person to the Transferee regarding the terms or provisions of the Transaction Documents or such other documentation to be made by the Transferee, nor shall the omission to include any term or provision of the Transaction Documents or such other documentation in any oral or written description, summary or statement regarding the terms of the Transferee's investment be deemed a representation to the Transferee regarding the absence of such term or provision from the Transaction Documents or such other documentation, and (iv) in making an investment in the Notes, the Transferee is not relying on any oral or written description, summary or statement regarding the terms and provisions of the Transaction Documents or such other documentation.

          8. The Transferee acknowledges that certain payments on the Class A-2b Notes are junior and subordinate to all of the other Notes in right of payment and priority in accordance with Section 8.02(g) of the Indenture.

B. The Notes will bear a legend to the following effect unless the Issuer determines otherwise in compliance with applicable law:


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


          THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"). THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A TRANSACTION MEETING THE REQUIREMENTS OF (i) RULE 144A SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A IN ACCORDANCE WITH RULE 144A OR (ii) ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE DATED AS OF APRIL 1, 2000 (THE "INDENTURE") BETWEEN THE ISSUER AND THE CHASE MANHATTAN BANK, INCLUDING (WITHOUT LIMITATION) DELIVERY OF AN INVESTOR LETTER IN THE FORM REQUIRED BY THE INDENTURE AND WHICH MAY BE IN EITHER CASE EFFECTED WITHOUT LOSS OF ANY APPLICABLE INVESTMENT COMPANY ACT EXEMPTION AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF THIS SECURITY WILL BE REQUIRED TO MAKE IN WRITING THE REPRESENTATIONS AND AGREEMENTS SPECIFIED IN THE INDENTURE AND, BY ACCEPTANCE OF ANY SECURITY, WILL BE DEEMED TO HAVE MADE SUCH ACKNOWLEDGMENTS, REPRESENTATIONS AND AGREEMENTS. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.

C.  The Transferee:

          [ ] has a U.S. Employer Identification Number and such number is
          ______________; or

          [ ] does not have a U.S. employer identification number.


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


D. Please make all payment due on the Notes:

          (a) by wire transfer to the following account at a bank or other entity in the United States, having appropriate facilities therefor:

Account Number ____________________ Institution

          (b) by mailing a check to the following address:

                                             _____________________________

                                             _____________________________

                                             _____________________________

                                             _____________________________



                                             Very truly yours,



                                             [Name of Transferee]

                                             By: _______________________
                                                 Name:
                                                 Title:



                                      H-4